UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST
(Exact name of registrant as specified in charter)

803 W. Michigan Street
Milwaukee, WI 53233
(Address of principal executive offices) (Zip code)

Constance Dye Shannon
UMB Fund Services, Inc.
803 W. Michigan Street
Milwaukee, WI 53233
(Name and address of agent for service)

(414) 299-2295
Registrant's telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period:  December 31, 2011

Item 1. Report to Stockholders.

The registrant’s semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

RAMIUS FUNDS

RAMIUS TRADING STRATEGIES MANAGED FUTURES FUND

ANNUAL REPORT
December 31, 2011

Ramius Trading Strategies Managed Futures Fund
a series of the Investment Managers Series Trust

Table of Contents

Letter to Shareholders	1
Fund Performance and Summary	6
Schedule of Investments	7
Statement of Assets and Liabilities	17
Statement of Operations	18
Statement of Changes in Net Assets	19
Financial Highlights	20
Notes to Financial Statements	22
Report of Independent Registered Public Accounting Firm	36
Supplemental Information	37
Fund Expenses	42

Dear Fellow Shareholder:

The Ramius Trading Strategies Managed Futures Fund (the “Fund”) launched on September 13, 2011. We are pleased to provide our first annual letter for the Fund including an overview of the market environment and commentary on Fund performance.  We appreciate your continued support.

Overview of Market Environment: September 13, 2011 (Fund Launch) – December 31, 2011

The second half of 2011 was challenging on many fronts as it was characterized by a worsening global growth trajectory, a downgrading of U.S. debt catalyzed by debt-ceiling brinkmanship, and the unresolved European debt crisis.  The impact on asset markets, particularly in the third quarter, has been a significant pick up in volatility as a likely result of both a downward adjustment in the health of economic activity that supports the present value of assets as well as increase in the risk premiums associated with holding various (risky) assets. By the end of the third quarter, a number of regional, capitalization specific and sector equity and commodity indices moved back into bear market territory. Liquidity deteriorated across the board and market makers and other liquidity providers reduced the capital they commit to a number of asset markets.

Increased asset price volatility and lower levels of liquidity have been amplified by changes in investment behavior since 2008 where deep financial scars remain sensitive to any type of loss and risk takers are committed primarily to risk management and preservation of capital. This has resulted in what appears to be very one sided selling and buying pressure - normally in that order that has kept correlations of risk assets at 20-year highs.

Economic activity in the U.S. improved over the fourth quarter with the second quarter seemingly being the low point for GDP for the year. The quality of economic activity has been mixed. The major positive elements were the contribution from corporate capital spending and the stability in inventory levels which could build into the end of the year further supporting GDP. However, the effects of these positive developments might prove to be transient as certain capex1 has likely been borrowed forward due to tax concessions ending in 2011 and the consumer, while often resilient, has again resorted to financing consumption through a drawdown in saving as opposed to incomes which have contracted in real terms.

Outside of the U.S., economic activity deteriorated demonstrating the difficulty for decoupling to take place when large developed economies grow slowly, stagnate or contract. Europe in all likelihood entered into a recession toward the end of the quarter as austerity, tightening financial conditions and waning confidence eroded confidence of keeping the financial debt crises contained. In emerging markets, dependence on exports and general cyclical sensitivity combined to help push growth rates lower and push policy makers to adopt a more dovish approach to interest rates, inflation and currency appreciation.

Asset markets moved higher from their extremely oversold levels at the beginning of the quarter. The quarter ended with MSCI World Index +7.11% and the S&P 500 Index +11.15%. Intra quarter losses were at one point signifcant (MSCI World -10%) forcing investment behavior and positioning to grow increasingly negative prior to the rally that ultimately pushed risk assets higher. Asian markets in the end remained underperformers over the quarter with Japan -4.18%, domestic China shares -9.12% and India -6.07%. Commodity indices ended the quarter higher (CRB Index +2.40) although volatility remained elevated and many markets were subjected to sharp and repeated reversals.

The rate of policy action and reaction within Europe has amplified the impact of headlines across markets and has created a greater risk of significant unintended consequences from each policy action. Within the quarter Italian bond yields pushed materially higher and were very volatile as the German insistence of private sector involvement in the Greek restructuring and the attempt to avoid triggering credit default swap language caused many institutions (banks) to increasingly reduce direct exposure to Sovereign cash bonds as opposed to rely on hedges. In addition, the targeting of tier 1 capital ratios2 to 9% by June of next year appeared to accelerate the balance sheet deleveraging process and curtailed credit extension, introducing greater volatility throughout the quarter.

At the end of the quarter, important and constructive policy action combined helping to remove short-term catastrophic scenarios in the European banking sector. The most significant of these actions came in the form of the European Central Bank putting in place two long-term repo facilities of 3 years while lowering the standards of collateral that can be put forward as collateral against these loans. This move and the massive take up by almost all banks in the region has likely taken the first quarter bank funding crises off the table. The hope is that this develops into a reverse quantitative easing program with banks utilizing the funds to participate in the significant first quarter of sovereign issuance as well as extend credit to the real economy. The result so far has been increased stability, improved and reduced volatility.

From a broader economic standpoint, the key debate is whether we are going to see the momentum in U.S. economy continue and lift all boats or if the European crisis is going to weigh everything down. That being said, 2012 should start as a new chapter in the aftermath of the global financial crisis of 2008 and the unprecedented government intervention which followed. We do not know for certain which direction this story will take. We do believe, however, that it is wise to plan for the possibility of large price adjustments in financial markets, and to include strategies which are active and seek to dynamically adjust risk to the changing market environment. Including such strategies as managed futures together with fundamental, value based approaches can enhance a portfolio’s efficiency and ability to weather unforeseen storms.

Discussion of Fund Performance

From September 13, 2011 through December 31, 2011, Class A shares depreciated by -3.20% and -8.51% on a net asset value basis and including the maximum sales load of 5.50%, respectively and Class I shares returned -3.20%. As stated in the current Prospectus dated September 13, 2011, the total annual operating expenses for Class A and Class I are 4.83% and 4.58% respectively.

As discussed above, most risky assets rallied in the fourth quarter of 2011 to end what will be remembered as among other things a roller coaster year. After a turbulent third quarter where many investors headed for the sidelines concerned about unsustainable debt levels in Europe and the US, “risk” suddenly re-emerged in October as global equities surged, and interest rates and commodities drifted higher. In addition, the US dollar once again came under pressure as many investors favored the higher yielding currencies of emerging markets and countries rich in natural resources. As is often the case, these sudden reversals in the global financial markets created a challenging trading environment for managed futures strategies and particularly for momentum based managers often referred to as “trend-followers”. October is a reminder that, although one goal of the managed futures strategy is to produce attractive long term returns, there is also the ambition of providing a source of non-correlation to an investor’s traditional portfolio of stocks and bonds. The Fund’s negative return over this reporting period can be solely attributed to October.

Given this volatile environment, we continue to believe it is important for the Fund to be actively managed and well diversified within currencies, commodities, bonds and equities. We believe the Fund is performing consistent with its expectations given the environment. For example, the Newedge CTA Trend Following Index declined by 4.19% for this reporting period.

This material is not authorized for use unless accompanied or preceded by a prospectus.

Ramius Trading Strategies LLC

An investment in the Fund is subject to risks, and you could lose money on your investment.  Additionally, the Fund utilizes investment strategies that are non-traditional and may be highly volatile.  Investors should consider purchasing shares of the Fund only as part of an overall diversified portfolio.

The Fund intends to achieve exposure to the commodity and financial futures markets primarily by investing in the Subsidiary, which, in turn, will invest in the Trading Entities. To qualify for the tax treatment available to regulated investment companies under the Code, the Fund must derive at least 90% of its gross income for each taxable year from sources treated as “qualifying income” under the Code. Income derived from direct investments in commodities is not qualifying income. The Internal Revenue Service (the “IRS”) has issued a revenue ruling and private letter rulings. However, these rulings apply only to the taxpayers that requested them and may not be used or cited as precedent. The Fund has not received and does not intend to seek such a ruling from the IRS. Rather, the Fund intends to take the position that income from the Fund’s investment in commodity index-linked notes and in the Subsidiary will constitute qualifying income for these purposes, but this tax treatment is not entirely clear. Moreover, the tax treatment of the Fund’s investment in commodity index-linked notes or of the Fund’s investment in the Subsidiary may be adversely affected by future legislation, Treasury regulations or guidance issued by the IRS. If income derived by the Fund does not constitute “qualifying income,” the Fund will most likely not qualify as a regulated investment company under the Code; in that case, the Fund would be subject to U.S. federal income tax at regular corporate rates on its taxable income, including its net capital gain, even if distributed to shareholders. Distributions out of earnings and profits would be taxed to shareholders as dividend income. The Advisor may also consider potentially liquidating the Fund.

The investment processes used could fail to achieve the Fund’s investment objective and cause your investment to lose value. Accordingly, the Fund should be considered a speculative investment entailing a high degree of risk and is not suitable for all investors. The Fund is new and has a limited history of operations. The use of derivatives can be highly volatile, illiquid and difficult to manage. Derivatives involve greater risks than the underlying obligations because in addition to general market risks, they are subject to illiquidity risk, counterparty risk, credit risk, pricing risk and leveraging risk. The use of derivatives including futures and forward contracts, and ETFs may reduce returns and/or increase volatility. The Fund will invest a percentage of its assets in derivatives, such as futures and options contracts. The use of such derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities and commodities underlying those derivatives. The Fund may experience losses that exceed losses experienced by funds that do not use futures contracts. There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures. Although futures contracts are generally liquid instruments, under certain market conditions there may not always be a liquid ordinary market for a futures contract. As a result, the Fund may be unable to close out its futures contracts at a time which is advantageous. Trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts. Over-the-counter transactions are subject to little, if any, regulation and may be subject to the risk of counterparty default. A portion of the Fund’s assets may be used to trade OTC commodity interest contracts, such as forward contracts and other commodities or spot contracts. A substantial portion of the trades of the global macro programs, if any, are expected to take place on markets or exchanges outside the United States. Short sales are speculative transactions and involve special risks, including that the fund’s losses are potentially unlimited. The Fund may take short positions, directly and indirectly through the Subsidiary, in derivatives. If a derivative in which the Fund has a short position increases in price, the underlying Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. The Fund is non-diversified meaning it may invest a relatively high percentage of its assets in a limited number of positions making it more vulnerable to changes in the market value of a single position.

1 Capex:  Capex can be defined as funds used by a company to acquire or upgrade physical assets such as property, industrial buildings or equipment.

2 Tier 1 capital ratio:   Tier 1 capital ratio can be defined as a comparison between a banking firm’s core equity capital and total risk-weighted assets. A firm’s core equity capital is known as its Tier 1 capital and is the measure of a bank's financial strength based on the sum of its equity capital and disclosed reserves, and sometimes non-redeemable, non-cumulative preferred stock.  A firm's risk-weighted assets include all assets that the firm holds that  are systematically weighted for credit risk.

Newedge CTA Index:  The Newedge CTA Index is an equal weighted index that calculates the daily rate of return for a pool of CRAs selected from the larger managers that are open to new investment.

CRB Index: The Thomson Reuters/Jefferies Commodity Research Board Index is a widely recognized measure of global commodities markets.  The index comprised of 19 commodities and trades on the ICE Futures Exchange.

S&P 500 is the Standard and Poor’s 500 Index which is a capitalization-weighted index of 500 stocks.  The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

MSCI World Index is a stock market index of over 1,600 world stocks that is maintained by MSCI, Inc and is often used as a common benchmark for global stock funds.

Index performance is not indicative of Fund performance.  It is not possible to invest directly in an index.

Ramius Trading Strategies Managed Futures Fund
FUND PERFORMANCE AND SUMMARY at December 31, 2011

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception with a similar investment in the Merrill Lynch 3-Month U.S. Treasury Bill Index.  Results include the reinvestment of all dividends and capital gains.

The Merrill Lynch 3-Month U.S. Treasury Bill index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

The index does not reflect expenses, fees or sales charge, which would lower performance. The index is unmanaged and it is not possible to invest in an index.

Total Returns as of December 31, 2011
Share Class	Since Inception*
At NAV
Class A	-3.20%
Class I	-3.20%
With Maximum Sales Load
Class A	-8.51%
Class I	-3.20%
Merrill Lynch 3-Month U.S. Treasury Bill Index	0.00%

*	Inception date 9/13/11.

The performance data quoted here represents past performance and past performance is not a guarantee of future results.  Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.  Current performance may be lower or higher than the performance information quoted and may be obtained by calling 1-877-6RAMIUS or by visiting www.ramiusmutualfunds.com.

Gross and Net Expense Ratios for Class A shares are 4.82% and 4.30%, respectively and for Class I shares are 4.57% and 4.05%, respectively, which are the amounts stated in the current prospectus as of the date of this report.   The Fund's Advisor has contractually agreed to waive its fees and/or absorb expenses; absent such waivers, the Fund's returns would have been lower.  The contractual fee waivers are in effect through September 12, 2012 (it will automatically renew for an additional one year period).

The total returns of individual share classes will differ due to varying expenses between the classes.  Returns reflect the reinvestment of distributions made by the Fund, if any.  The deduction of taxes that a shareholder would pay on Fund distribution or the redemption of Fund shares is not reflected in the total returns.

Shares redeemed or exchanged within 30 days of purchase will be charged a 1.00% redemption fee.

The Fund's total returns reflect payment of the maximum sales charge of 5.50%.  Returns reflect the reinvestment of distributions made by the Fund, if any.  The deduction of taxes that a shareholder would pay on Fund distribution or the redemption of Fund shares is not reflected in the total returns.

Ramius Trading Strategies Managed Futures Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS
As of December 31, 2011

Principal Amount		Value
	COMMERCIAL PAPER – 33.4%
$8,000,000	American Electric Power 0.32%, 1/3/2012	$7,999,858
7,192,000	American Water Capital Corp. 0.51%, 1/3/2012	7,191,800
8,000,000	Avery Dennison 0.30%, 1/3/2012	7,999,867
8,500,000	EcoLabs 0.56%, 2/7/2012	8,495,195
8,000,000	ING America Insurance Holdings 1.01%, 1/19/2012	7,996,000
1,852,000	Kansas City Power & Light 0.34%, 1/3/2012	1,851,966
8,500,000	NBC Universal Media, LLC 0.41%, 1/6/2012	8,499,528
8,000,000	Portland General Electric 0.34%, 1/4/2012	7,999,773
5,017,000	Spectra Energy 0.48%, 1/4/2012	5,016,803
8,007,000	Swedbank 0.49%, 2/2/2012	8,003,584
	TOTAL COMMERCIAL PAPER (Cost $71,054,374)	71,054,374

	CORPORATE BONDS – 31.9%
4,690,000	Archer-Daniels-Midland Co. 0.61%, 8/13/20121	4,698,386
7,215,000	Bank of Nova Scotia 0.70%, 10/18/20121	7,228,427
5,020,000	Commonwealth Bank of Australia 2.75%, 10/15/20122	5,078,649
8,000,000	Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A. 2.65%, 8/17/20122	8,075,936
8,700,000	Credit Suisse 3.45%, 7/2/2012	8,808,541
9,000,000	General Electric Capital Corp. 0.59%, 7/27/20121	9,012,456
7,675,000	JPMorgan Chase & Co. 5.38%, 10/1/2012	7,936,411
8,000,000	Metropolitan Life Global Funding I 2.88%, 9/17/20122	8,105,992
8,500,000	Wells Fargo & Co. 4.38%, 1/31/2013	8,787,079
	TOTAL CORPORATE BONDS (Cost $67,732,803)	67,731,877

Ramius Trading Strategies Managed Futures Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS - Continued
As of December 31, 2011

Principal Amount		Value
	U.S. GOVERNMENT AGENCIES – 16.5%
	Federal Home Loan Mortgage Corp.
$10,000,000	0.550%, 10/25/20133	$9,996,830
13,000,000	0.800%, 10/24/20143	12,927,031
	Federal National Mortgage Association
7,000,000	1.000%, 11/07/20143	7,018,277
5,100,000	1.000%, 12/05/20143	5,100,362
	TOTAL U.S. GOVERNMENT AGENCIES (Cost $35,093,500)	35,042,500
Number of Contracts
	PURCHASED OPTIONS CONTRACTS – 0.0%
	CALL OPTIONS – 0.0%
42	NYM Crude Oil Exercise Price: $100, Expiration Date: January 17, 2012	89,460
		89,460
	PUT OPTIONS – 0.0%
1	CME S&P 500 Future Exercise Price: $970, Expiration Date: March 16, 2012	1,375
3	CME Nasdaq 100 E-Mini Future Exercise Price: $1,970, Expiration Date: January 20, 2012	132
		1,507
	TOTAL PURCHASED OPTIONS CONTRACTS (Cost $63,551)	90,967

Number of Shares
	SHORT-TERM INVESTMENTS – 1.0%
2,237,231	Fidelity Institutional Money Market Fund, 0.19%	2,237,231
	TOTAL SHORT-TERM INVESTMENTS (Cost $2,237,231)	2,237,231

	TOTAL INVESTMENTS – 82.8% (Cost $176,181,459)	176,156,949
	Other Assets in Excess of Liabilities4 – 17.2%	36,515,623
	TOTAL NET ASSETS – 100.0%	$212,672,572

LLC – Limited Liability Company

1 Variable, floating or step rate security.
2 144A restricted security.
3 Callable.

Ramius Trading Strategies Managed Futures Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS - Continued
As of December 31, 2011

4 Includes appreciation (depreciation) on futures contracts, forward foreign currency exchange contracts and written options contracts.

 See accompanying Notes to Financial Statements.

Ramius Trading Strategies Managed Futures Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS - Continued
As of December 31, 2011

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Purchase Contracts:	Currency Exchange	Currency Amount Purchased	Value At Settlement Date	Value At December 31, 2011	Unrealized Appreciation (Depreciation)
Australian Dollar	AUD per USD	19,726,915	$19,772,017	$19,995,553	$223,536
Brazilian Real	BRL per USD	6,316,516	3,437,809	3,325,474	(112,335)
British Pound	GBP per USD	4,320,995	6,732,429	6,710,307	(22,122)
Canadian Dollar	CAD per USD	11,340,048	11,059,924	11,107,893	47,969
Chilean Peso	CLP per USD	180,748,621	350,238	344,630	(5,608)
Columbian Peso	COP per USD	687,728,599	354,640	355,690	1,050
Czech Republic Koruna	CZK per EUR	1,261,533	64,927	63,890	(1,037)
Czech Republic Koruna	CZK per USD	93,929,662	4,837,142	4,760,813	(76,329)
Chinese Yuan	CNY per USD	2,538,991	400,000	401,348	1,348
Euro	EUR per CZK	1,250,000	1,630,484	1,618,981	(11,503)
Euro	EUR per NOK	800,000	1,041,710	1,035,908	(5,802)
Euro	EUR per PLN	400,000	519,211	517,921	(1,290)
Euro	EUR per SEK	100,000	129,618	129,467	(151)
Euro	EUR per USD	4,592,279	6,048,364	5,949,671	(98,693)
Hungarian Forint	HUF per EUR	30,839,892	132,822	125,644	(7,178)
Hungarian Forint	HUF per USD	916,508,210	4,014,287	3,733,928	(280,359)
Indian Rupee	INR per USD	66,884,640	1,239,165	1,228,740	(10,425)
Indonesian Rupiah	IDR per USD	27,931,375,775	3,035,548	2,999,098	(36,450)
Israeli Shekel	ILS per USD	1,325,248	350,153	347,283	(2,870)
Japanese Yen	JPY per USD	598,022,826	7,700,645	7,782,756	82,111
Malaysian Ringgit	MYR per USD	3,235,937	1,013,486	1,016,578	3,092
Mexican Peso	MXN per USD	15,694,013	1,133,692	1,117,938	(15,754)
New Zealand Dollar	NZD per USD	6,584,862	5,046,951	5,095,264	48,313
Norwegian Krone	NOK per EUR	15,125,791	2,549,938	2,525,599	(24,339)
Norwegian Krone	NOK per SEK	900,000	153,320	150,134	(3,186)
Norwegian Krone	NOK per USD	20,278,735	3,456,826	3,381,717	(75,109)
Peruvian Nuevo Sol	PEN per USD	2,840,191	1,045,975	1,047,188	1,213
Philippine Peso	PHP per USD	3,515,729	81,144	80,143	(1,001)
Polish Zloty	PLN per EUR	3,116,878	916,579	901,258	(15,321)
Polish Zloty	PLN per USD	11,171,049	3,237,128	3,213,909	(23,219)
Russian Ruble	RUB per USD	27,762,557	869,646	854,680	(14,966)
Singapore Dollar	SGD per USD	1,347,903	1,036,993	1,039,165	2,172
South African Rand	ZAR per USD	6,751,027	812,879	825,279	12,400
South Korean Won	KRW per USD	1,815,459,937	1,581,422	1,555,633	(25,789)
Swedish Krona	SEK per EUR	23,596,360	3,407,310	3,420,548	13,238
Swedish Krona	SEK per NOK	693,272	100,719	100,346	(373)
Swedish Krona	SEK per USD	45,392,941	6,578,252	6,566,361	(11,891)
Swiss Franc	CHF per USD	7,165,773	7,664,773	7,653,953	(10,820)
Taiwan Dollar	TWD per USD	20,062,233	663,510	663,705	195
Thai Baht	THB per USD	20,458,272	657,992	644,524	(13,468)
Turkish Lira	TRY per USD	9,899,012	5,260,655	5,134,699	(125,956)
			120,120,323	119,523,616	(596,707)

Sale Contracts:	Currency Exchange	Currency Amount Sold	Value At Settlement Date	Value At December 31, 2011	Unrealized Appreciation (Depreciation)
Australian Dollar	USD per AUD	(10,159,943)	$(10,090,436)	$(10,295,441)	$(205,005)
Brazilian Real	USD per BRL	(4,714,275)	(2,494,318)	(2,481,937)	12,381
British Pound	USD per GBP	(7,021,623)	(10,969,379)	(10,905,400)	63,979
Canadian Dollar	USD per CAD	(20,200,436)	(19,589,705)	(19,787,296)	(197,591)
Chilean Peso	USD per CLP	(172,751,258)	(329,610)	(329,381)	229
Columbian Peso	USD per COP	(851,535,796)	(440,186)	(440,410)	(224)
Czech Republic Koruna	EUR per CZK	(32,030,452)	(1,630,484)	(1,622,790)	7,694
Czech Republic Koruna	USD per CZK	(135,307,228)	(7,131,897)	(6,935,987)	195,910
Euro	CZK per EUR	(50,000)	(64,927)	(64,740)	187
Euro	HUF per EUR	(100,000)	(132,822)	(129,560)	3,262
Euro	NOK per EUR	(1,950,000)	(2,549,938)	(2,525,568)	24,370
Euro	PLN per EUR	(700,000)	(916,579)	(906,441)	10,138
Euro	SEK per EUR	(2,600,000)	(3,407,310)	(3,366,950)	40,360
Euro	USD per EUR	(10,315,627)	(13,590,546)	(13,363,082)	227,464
Hungarian Forint	USD per HUF	(693,232,195)	(2,962,301)	(2,824,284)	138,017
Indian Rupee	USD per INR	(39,529,144)	(743,004)	(726,192)	16,812
Indonesian Rupiah	USD per IDR	(18,671,244,916)	(2,011,022)	(2,004,802)	6,220
Israeli Shekel	USD per ILS	(1,705,001)	(454,699)	(446,798)	7,901
Japanese Yen	USD per JPY	(574,920,780)	(7,409,924)	(7,482,423)	(72,499)
Malaysian Ringgit	USD per MYR	(4,571,857)	(1,447,779)	(1,436,261)	11,518

Ramius Trading Strategies Managed Futures Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS - Continued
As of December 31, 2011

Sale Contracts: (continued)	Currency Exchange	Currency Amount Sold	Value At Settlement Date	Value At December 31, 2011	Unrealized Appreciation (Depreciation)
Mexican Peso	USD per MXN	(23,035,935)	$(1,679,523)	$(1,641,696)	$37,827
New Zealand Dollar	AUD per NZD	(393,901)	(306,498)	(304,795)	1,703
New Zealand Dollar	USD per NZD	(12,576,547)	(9,547,684)	(9,731,537)	(183,853)
Norwegian Krone	EUR per NOK	(6,220,190)	(1,041,710)	(1,039,451)	2,259
Norwegian Krone	SEK per NOK	(600,000)	(100,719)	(100,105)	614
Norwegian Krone	USD per NOK	(21,250,637)	(3,603,869)	(3,543,793)	60,076
Peruvian Nuevo Sol	USD per PEN	(2,195,939)	(809,068)	(809,650)	(582)
Philippine Peso	USD per PHP	(15,023,570)	(341,565)	(342,470)	(905)
Polish Zloty	EUR per PLN	(1,830,560)	(519,211)	(529,770)	(10,559)
Polish Zloty	USD per PLN	(14,371,214)	(4,246,948)	(4,134,596)	112,352
Russian Ruble	USD per RUB	(22,167,411)	(690,062)	(684,848)	5,214
Singapore Dollar	USD per SGD	(2,633,450)	(2,032,148)	(2,030,212)	1,936
South African Rand	USD per ZAR	(11,394,314)	(1,364,509)	(1,392,877)	(28,368)
South Korean Won	USD per KRW	(1,838,152,434)	(1,578,491)	(1,575,078)	3,413
Swedish Krona	EUR per SEK	(891,403)	(129,618)	(129,410)	208
Swedish Krona	NOK per SEK	(1,054,414)	(153,320)	(152,587)	733
Swedish Krona	USD per SEK	(36,876,223)	(5,348,825)	(5,334,368)	14,457
Swiss Franc	USD per CHF	(5,777,316)	(6,229,779)	(6,169,651)	60,128
Taiwan Dollar	USD per TWD	(66,746,204)	(2,209,950)	(2,207,753)	2,197
Thai Baht	USD per THB	(16,123,877)	(510,727)	(507,972)	2,755
Turkish Lira	USD per TRY	(8,378,413)	(4,368,356)	(4,346,170)	22,186
			(135,179,446)	(134,784,532)	394,914
TOTAL FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS			$(15,059,123)	$(15,260,916)	$(201,793)

FUTURES CONTRACTS

Long Contracts:	Expiration Date	Number of Contracts	Value At Trade Date	Value At December 31, 2011	Unrealized Appreciation (Depreciation)
CBT 10-Year Interest Rate Swap	March 2012	1	$116,234	$117,140	$906
CBT 10-Year U.S. Treasury Note	March 2012	452	58,804,439	59,268,501	464,062
CBT 1-Month Federal Funds Rate	January 2012	7	2,914,587	2,914,566	(21)
CBT 1-Month Federal Funds Rate	February 2012	5	2,081,646	2,081,729	83
CBT 1-Month Federal Funds Rate	March 2012	5	2,081,500	2,081,625	125
CBT 1-Month Federal Funds Rate	April 2012	4	1,664,987	1,665,216	229
CBT 1-Month Federal Funds Rate	May 2012	4	1,664,904	1,665,050	146
CBT 1-Month Federal Funds Rate	June 2012	3	1,248,662	1,248,724	62
CBT 2-Year U.S. Treasury Note	March 2012	221	48,723,235	48,740,860	17,625
CBT 30-Year U.S. Treasury Note	March 2012	97	13,936,086	14,046,813	110,727
CBT 5-Year Interest Rate Swap	March 2012	4	450,938	451,813	875
CBT 5-Year U.S. Treasury Note	March 2012	446	54,807,344	54,972,984	165,640
CBT Corn	May 2012	33	1,011,509	1,072,909	61,400
CBT Corn	July 2012	7	222,175	231,437	9,262
CBT Corn	September 2012	21	632,762	643,912	11,150
CBT Corn	December 2012	23	643,913	674,188	30,275
CBT Soybeans	July 2012	4	246,438	245,401	(1,037)
CBT Soybeans	November 2012	8	478,037	481,700	3,663
CBT Soybeans	January 2013	1	60,412	60,649	237
CBT U.S. Ultra Treasury Bond	March 2012	3	473,874	480,562	6,688
CME 3-Month EuroDollar	March 2012	17	4,222,304	4,216,267	(6,037)
CME 3-Month EuroDollar	June 2013	113	28,048,007	28,025,145	(22,862)
CME 3-Month EuroDollar	September 2013	13	3,223,567	3,217,317	(6,250)
CME 3-Month EuroDollar	December 2013	6	1,486,488	1,486,213	(275)
CME 3-Month EuroDollar	March 2014	10	2,475,875	2,476,750	875
CME 3-Month EuroDollar	June 2014	8	1,976,687	1,978,700	2,013
CME Australian Dollar	March 2012	207	20,748,365	21,053,970	305,605
CME E-Mini NASDAQ 100 Index	March 2012	100	4,313,637	4,549,000	235,363
CME E-Mini Russell 2000® Index	March 2012	20	1,501,075	1,477,600	(23,475)
CME E-Mini S&P 500® Index	March 2012	196	12,291,011	12,286,971	(4,040)
CME E-Mini S&P MidCap 400 Index	March 2012	4	243,975	350,920	106,945
CME Feeder Cattle	March 2012	1	72,579	75,394	2,815
CME Japanese Yen	March 2012	178	28,945,613	28,947,250	1,637
CME Midwest Live Cattle	February 2012	3	145,623	146,303	680
CME S&P 500®	March 2012	1	304,975	313,150	8,175
CMX Copper	March 2012	3	255,057	244,732	(10,325)
CMX Gold	February 2012	23	3,946,527	3,575,497	(371,030)
CMX Silver	March 2012	3	468,738	391,923	(76,815)
CSCE Cocoa	May 2012	1	23,566	18,936	(4,630)

Ramius Trading Strategies Managed Futures Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS - Continued
As of December 31, 2011

Long Contracts: (continued)	Expiration Date	Number of Contracts	Value At Trade Date	Value At December 31, 2011	Unrealized Appreciation (Depreciation)
CSCE Coffee	May 2012	5	$434,962	$430,593	$(4,369)
CSCE World Sugar #11	February 2012	11	292,061	291,591	(470)
DJIA Mini E-CBOT	March 2012	16	958,315	972,000	13,685
EOE-NYSE LIFFE Amsterdam Index	January 2012	21	1,243,750	1,336,824	93,074
EUREX DAX	March 2012	3	435,522	454,780	19,258
EUREX Dow Jones Euro Stoxx	March 2012	24	547,789	555,712	7,923
EUREX Euro German Medium-Term Bond	March 2012	138	17,052,161	17,327,860	275,699
EUREX Euro German Schatz	March 2012	261	28,731,916	28,818,367	86,451
EUREX Euro-Bund	March 2012	139	18,956,642	19,402,447	445,805
EUREX Euro-Buxl 30-Year Bond	March 2012	6	740,799	775,548	34,749
FNX U.S. Dollar Index	March 2012	1	81,280	80,522	(758)
FTSE/JSE Top 40 Index	March 2012	5	1,465,915	1,461,430	(4,485)
ICE Petroleum-Brent Crude	January 2012	45	4,852,213	4,832,101	(20,112)
ICE Petroleum-Gas Oil	January 2012	13	1,223,125	1,201,200	(21,925)
ICE Petroleum-Gas Oil	February 2012	28	2,577,518	2,562,818	(14,700)
LCE Robusta Coffee New	May 2012	2	38,600	36,900	(1,700)
LIFFE 2-Year Euro Swap Note	March 2012	2	218,350	218,790	440
LIFFE 3-Month Euribor Interest Rate	June 2012	325	80,426,897	80,503,622	76,725
LIFFE 3-Month Euribor Interest Rate	September 2012	143	35,389,766	35,441,844	52,078
LIFFE 3-Month Euribor Interest Rate	December 2012	132	32,660,941	32,708,925	47,984
LIFFE 3-Month Euribor Interest Rate	March 2013	87	21,512,267	21,553,907	41,640
LIFFE 3-Month Euribor Interest Rate	June 2013	74	18,286,159	18,322,264	36,105
LIFFE 3-Month Euribor Interest Rate	September 2013	48	11,849,490	11,877,309	27,819
LIFFE 3-Month Euribor Interest Rate	December 2013	40	9,865,946	9,888,004	22,058
LIFFE 3-Month Euribor Interest Rate	March 2014	16	3,939,480	3,952,054	12,574
LIFFE 3-Month Euribor Interest Rate	June 2014	8	1,966,259	1,973,817	7,558
LIFFE 3-Month Euro Swiss Franc	June 2012	8	2,002,474	2,001,168	(1,306)
LIFFE 3-Month Euro Swiss Franc	September 2012	8	2,002,717	2,001,357	(1,360)
LIFFE 3-Month Euro Swiss Franc	December 2012	7	1,751,734	1,750,934	(800)
LIFFE 3-Month Euro Swiss Franc	March 2013	6	1,500,699	1,501,072	373
LIFFE 3-Month Sterling Interest Rate	June 2012	17	2,101,576	2,098,779	(2,797)
LIFFE 3-Month Sterling Interest Rate	September 2012	68	8,410,763	8,405,110	(5,653)
LIFFE 3-Month Sterling Interest Rate	December 2012	73	9,030,200	9,025,382	(4,818)
LIFFE 3-Month Sterling Interest Rate	March 2013	86	10,638,631	10,635,775	(2,856)
LIFFE 3-Month Sterling Interest Rate	June 2013	74	9,146,908	9,153,163	6,255
LIFFE 3-Month Sterling Interest Rate	September 2013	48	5,932,437	5,934,049	1,612
LIFFE 3-Month Sterling Interest Rate	December 2013	27	3,334,466	3,337,555	3,089
LIFFE 3-Month Sterling Interest Rate	March 2014	16	1,973,068	1,977,613	4,545
LIFFE 3-Month Sterling Interest Rate	June 2014	13	1,602,618	1,605,571	2,953
LIFFE FTSE 100 Index	March 2012	46	2,491,962	2,576,772	84,810
LIFFE Long Gilt Government Bond	March 2012	216	24,831,277	25,499,171	667,894
LME Zinc	March 2012	24	1,147,893	1,092,242	(55,651)
MATIF CAC-40 Index	January 2012	24	742,614	764,753	22,139
MATIF European Rapeseed	April 2012	3	63,100	63,262	162
MSE Canadian 90-Day Bank Acceptance	September 2012	11	2,723,200	2,715,841	(7,359)
MSE Canadian 90-Day Bank Acceptance	December 2012	8	1,980,991	1,977,949	(3,042)
MSE Canadian 90-Day Bank Acceptance	March 2013	2	494,975	494,558	(417)
NYCE Cotton #2 Future	May 2012	3	143,015	137,520	(5,495)
NYCE Orange Juice	March 2012	3	73,417	76,049	2,632
NYM Palladium	March 2012	1	67,400	65,615	(1,785)
NYMEX Heating Oil	February 2012	6	724,134	732,286	8,152
NYMEX Heating Oil	March 2012	1	127,626	121,238	(6,388)
NYMEX Heating Oil	April 2012	3	371,250	360,775	(10,475)
NYMEX Heating Oil	May 2012	3	361,078	358,583	(2,495)
NYMEX WTI Crude	January 2012	31	3,076,998	3,061,928	(15,070)
OMX Stockholm 30 Index	January 2012	16	1,522,015	1,529,717	7,702
RBOB Gasoline	January 2012	18	1,971,561	2,011,419	39,858
SFE-ASX Australian 10-Year Treasury Bond	March 2012	82	8,065,344	7,978,406	(86,938)
SFE-ASX Australian 3-Year Treasury Bond	March 2012	192	18,604,628	18,588,340	(16,288)
SFE-ASX Australian 90-Day Bank Bill	June 2012	160	15,372,286	15,370,105	(2,181)
SFE-ASX Australian 90-Day Bank Bill	September 2012	41	39,595,615	39,593,807	(1,808)
SFE-ASX Australian 90-Day Bank Bill	December 2012	12	11,570,466	11,567,373	(3,093)
SFE-ASX Australian 90-Day Bank Bill	March 2013	6	5,782,137	5,778,675	(3,462)
SFE-ASX Australian 90-Day Bank Bill	June 2013	7	6,765,880	6,733,588	(32,292)
SFE-ASX Australian 90-Day Bank Bill	September 2013	9	8,551,789	8,646,013	94,224
SFE-ASX New Zealand 90-Day Bank Bill	March 2012	6	5,844,064	5,843,931	(133)
SFE-ASX New Zealand 90-Day Bank Bill	June 2012	2	1,949,484	1,949,048	(436)
SOFFEX Swiss 10-Year Government Bond	March 2012	2	296,080	298,426	2,346

Ramius Trading Strategies Managed Futures Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS - Continued
As of December 31, 2011

Long Contracts: (continued)	Expiration Date	Number of Contracts	Value At Trade Date	Value At December 31, 2011	Unrealized Appreciation (Depreciation)
TIFFE EuroYen	March 2012	5	$124,592,695	$124,592,581	$(114)
TIFFE EuroYen	June 2012	4	99,675,906	99,675,597	(309)
TIFFE EuroYen	September 2012	6	149,511,599	149,510,965	(634)
TIFFE EuroYen	December 2012	9	224,262,817	224,261,290	(1,527)
TIFFE EuroYen	March 2013	4	99,667,160	99,666,559	(601)
TSE 10-Year JGB	March 2012	38	53,918,405	54,174,839	256,434
			1,579,074,626	1,582,255,795	3,181,169
Short Contracts:
CBT Corn	March 2012	(74)	$(2,247,700)	$(2,399,750)	$(152,050)
CBT Oats	March 2012	(1)	(16,538)	(15,475)	1,063
CBT Rough Rice	March 2012	(1)	(28,020)	(29,730)	(1,710)
CBT Soybean Meal	March 2012	(43)	(1,272,950)	(1,346,330)	(73,380)
CBT Soybean Meal	May 2012	(10)	(301,210)	(315,800)	(14,590)
CBT Soybean Meal	July 2012	(1)	(31,580)	(31,900)	(320)
CBT Soybean Oil	March 2012	(34)	(1,021,392)	(1,069,368)	(47,976)
CBT Soybean Oil	May 2012	(9)	(273,726)	(285,012)	(11,286)
CBT Soybean Oil	July 2012	(1)	(31,596)	(31,830)	(234)
CBT Soybeans	March 2012	(34)	(1,953,900)	(2,053,175)	(99,275)
CBT Soybeans	May 2012	(8)	(469,464)	(491,526)	(22,062)
CBT Wheat	March 2012	(31)	(980,852)	(1,014,377)	(33,525)
CBT Wheat	May 2012	(12)	(397,875)	(402,750)	(4,875)
CBT Wheat	July 2012	(6)	(191,001)	(205,876)	(14,875)
CBT Wheat	September 2012	(5)	(170,113)	(175,438)	(5,325)
CBT Wheat	December 2012	(6)	(205,238)	(216,000)	(10,762)
CME 3-Month EuroDollar	June 2012	(67)	(16,625,701)	(16,635,701)	(10,000)
CME 3-Month EuroDollar	September 2012	(139)	(34,494,638)	(34,494,588)	50
CME 3-Month EuroDollar	December 2012	(258)	(64,043,560)	(64,008,048)	35,512
CME 3-Month EuroDollar	March 2013	(99)	(24,571,297)	(24,578,197)	(6,900)
CME British Pound	March 2012	(310)	(30,056,225)	(30,031,250)	24,975
CME Canadian Dollar	March 2012	(185)	(17,957,955)	(18,168,850)	(210,895)
CME Euro	March 2012	(190)	(31,255,886)	(30,765,017)	490,869
CME Feeder Cattle	January 2012	(1)	(73,400)	(73,175)	225
CME Feeder Cattle	March 2012	(1)	(73,768)	(73,406)	362
CME Lean Hogs	February 2012	(1)	(34,570)	(43,410)	(8,840)
CME Lean Hogs	April 2012	(1)	(36,567)	(40,427)	(3,860)
CME Mexican Peso	March 2012	(56)	(2,023,938)	(1,997,801)	26,137
CME Midwest Live Cattle	April 2012	(10)	(505,340)	(501,800)	3,540
CME New Zealand Dollar	March 2012	(16)	(1,202,947)	(1,256,722)	(53,775)
CME Nikkei 225 Index	March 2012	(7)	(301,700)	(294,525)	7,175
CME Random Length Lumber	March 2012	(1)	(26,664)	(28,721)	(2,057)
CME South African Rand	March 2012	(12)	(720,000)	(734,250)	(14,250)
CME Swiss Franc	March 2012	(29)	(3,864,618)	(3,867,875)	(3,257)
CSCE Cocoa	March 2012	(52)	(1,178,623)	(1,096,680)	81,943
CSCE Cocoa	March 2012	(29)	(500,631)	(371,011)	129,620
CSCE Cocoa	May 2012	(1)	(23,575)	(23,685)	(110)
CSCE Cocoa	May 2012	(3)	(46,224)	(39,526)	6,698
CSCE Coffee	March 2012	(7)	(591,432)	(594,507)	(3,075)
CSCE World Sugar #11	April 2012	(10)	(276,405)	(257,040)	19,365
EOP-NYSE LIFFE Mill Wheat Euro	March 2012	(2)	(17,651)	(20,079)	(2,428)
EUREX Euro-BTP	March 2012	(1)	(94,041)	(90,895)	3,146
EUREX TecDAX Stock Index	March 2012	(1)	(6,705)	(6,983)	(278)
HKG Hang Seng Index	January 2012	(11)	(10,141,834)	(10,150,195)	(8,361)
HKG H-Shares Index	January 2012	(17)	(8,459,526)	(8,461,496)	(1,970)
ICE Petroleum-Brent Crude	February 2012	(16)	(1,724,412)	(1,698,142)	26,270
ICE Petroleum-Brent Crude	March 2012	(4)	(426,260)	(426,360)	(100)
ICE Petroleum-Gas Oil	March 2012	(19)	(1,732,125)	(1,732,800)	(675)
ICE Petroleum-Gas Oil	April 2012	(6)	(546,050)	(544,050)	2,000
KCBT Kansas City Wheat	March 2012	(26)	(906,850)	(932,100)	(25,250)
KCBT Kansas City Wheat	May 2012	(3)	(104,312)	(108,749)	(4,437)
LCE Robusta Coffee New	March 2012	(13)	(244,190)	(235,300)	8,890
LCE White Sugar #5	April 2012	(1)	(31,935)	(29,580)	2,355
LIFFE 3-Month Euribor Interest Rate	March 2012	(20)	(4,942,357)	(4,946,678)	(4,321)
LIFFE 3-Month Euro Swiss Franc	March 2012	(4)	(1,250,147)	(1,250,414)	(267)
LIFFE 3-Month Euro Swiss Franc	June 2012	(4)	(1,000,991)	(1,001,204)	(213)
LIFFE 3-Month Sterling Interest Rate	March 2012	(75)	(9,270,264)	(9,273,955)	(3,691)
LME Aluminum	January 2012	(1)	(51,962)	(49,924)	2,038
LME Aluminum	February 2012	(19)	(960,974)	(953,326)	7,648
LME Aluminum	March 2012	(73)	(3,740,192)	(3,683,763)	56,429

Ramius Trading Strategies Managed Futures Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS - Continued
As of December 31, 2011

Short Contracts: (continued)	Expiration Date	Number of Contracts	Value At Trade Date	Value At December 31, 2011	Unrealized Appreciation (Depreciation)
LME Aluminum	May 2012	(2)	$(101,950)	$(101,737)	$213
LME Aluminum	July 2012	(1)	(51,762)	(51,337)	425
LME Aluminum	November 2012	(4)	(210,463)	(208,850)	1,613
LME Copper	January 2012	(2)	(374,752)	(379,750)	(4,998)
LME Copper	February 2012	(2)	(369,578)	(379,976)	(10,398)
LME Copper	March 2012	(6)	(1,159,234)	(1,140,150)	19,084
LME Copper	May 2012	(1)	(184,612)	(190,175)	(5,563)
LME Lead	January 2012	(1)	(51,294)	(50,444)	850
LME Lead	February 2012	(3)	(147,802)	(151,856)	(4,054)
LME Lead	March 2012	(19)	(944,127)	(965,793)	(21,666)
LME Nickel	January 2012	(3)	(351,912)	(337,158)	14,754
LME Nickel	February 2012	(1)	(112,110)	(112,206)	(96)
LME Nickel	March 2012	(2)	(219,742)	(233,074)	(13,332)
LME Zinc	January 2012	(2)	(93,973)	(91,537)	2,436
LME Zinc	February 2012	(3)	(138,479)	(137,700)	779
LME Zinc	March 2012	(24)	(1,147,948)	(1,134,487)	13,461
LME Zinc	May 2012	(2)	(92,550)	(92,800)	(250)
LME Zinc	November 2012	(1)	(49,806)	(47,350)	2,456
ME Canadian 10-Year Government Bond	March 2012	(80)	(10,605,398)	(10,728,288)	(122,890)
ME S&P Canada 60 Index	March 2012	(31)	(4,191,340)	(4,204,403)	(13,063)
MSCI Singapore Stock Index	January 2012	(6)	(365,982)	(361,642)	4,340
MSCI Taiwan Stock Index	January 2012	(16)	(404,925)	(405,600)	(675)
MSE Canadian 90-Day Bank Acceptance	March 2012	(13)	(3,211,216)	(3,210,051)	1,165
MSE Canadian 90-Day Bank Acceptance	June 2012	(154)	(38,086,866)	(38,046,908)	39,958
NYCE Cotton #2	March 2012	(4)	(187,610)	(199,404)	(11,794)
NYMEX Heating Oil	January 2012	(5)	(610,548)	(611,573)	(1,025)
NYMEX Natural Gas	January 2012	(95)	(3,081,720)	(2,804,330)	277,390
NYMEX Natural Gas	February 2012	(7)	(225,908)	(199,378)	26,530
NYMEX Natural Gas	March 2012	(7)	(253,879)	(205,139)	48,740
NYMEX Natural Gas	April 2012	(11)	(392,450)	(344,410)	48,040
NYMEX Natural Gas	May 2012	(5)	(164,980)	(159,100)	5,880
NYMEX Platinum	April 2012	(2)	(143,600)	(140,490)	3,110
NYMEX WTI Crude	February 2012	(12)	(1,143,942)	(1,184,892)	(40,950)
NYMEX WTI Crude	March 2012	(1)	(99,340)	(99,210)	130
OSE E-Mini Nikkei Stock Index	March 2012	(10)	(8,458,000)	(8,457,896)	104
OSE Nikkei 225	March 2012	(37)	(31,330,188)	(31,321,454)	8,734
PMI Swedish 10-Year Government Bond	March 2012	(73)	(102,283,957)	(102,297,203)	(13,246)
RBOB Gasoline	February 2012	(3)	(326,914)	(341,438)	(14,524)
RBOB Gasoline	March 2012	(1)	(111,648)	(116,260)	(4,612)
RBOB Gasoline	April 2012	(2)	(229,698)	(232,058)	(2,360)
RBOB Gasoline	May 2012	(2)	(230,689)	(230,244)	445
SFE-ASX Australian 90-Day Bank Bill	March 2012	(30)	(28,830,483)	(28,828,899)	1,584
SFE-ASX SPI 200	March 2012	(2)	(205,264)	(209,941)	(4,677)
SGX Nifty 50	January 2012	(30)	(284,838)	(271,468)	13,370
SGX Nikkei 225 Index	March 2012	(9)	(3,846,060)	(3,840,585)	5,475
TSE TOPIX Index	March 2012	(23)	(1,700,341)	(1,666,704)	33,637
WCE Canola	March 2012	(12)	(121,419)	(125,748)	(4,329)
			(532,662,894)	(532,307,638)	355,256
TOTAL FUTURE CONTRACTS			$1,046,411,732	$1,049,948,157	$3,536,425

Ramius Trading Strategies Managed Futures Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS - Continued
As of December 31, 2011

WRITTEN OPTIONS CONTRACTS
PUT OPTIONS

Number
of Contracts	Description	Value
(1)	CME S&P 500 Future Exercise Price: $970, Expiration Date: March 16, 2012	$(3,100)
(3)	CME Nasdaq 100 E-Mini Future Exercise Price: $1,970, Expiration Date: January 20, 2012	(360)

TOTAL WRITTEN OPTIONS CONTRACTS
(Cost $7,710)		$(3,460)

AUD - Australian Dollar
BRL - Brazilian Real
CHF - Swiss Franc
CLP - Chilean Peso
CNY - Chinese Yuan
HUF - Hungarian Forint
IDR - Indonesian Rupiah
INR - Indian Rupee
JPY - Japanese Yen
NOK - Norwegian Krone
PEN - Peruvian Nuevo Sol
RUB - Russian Ruble
SEK - Swedish Krona
THB - Thai Baht
TRY - Turkish Lira
USD - United States Dollar
GBP - British Pound
CAD - Canadian Dollar
COP - Columbian Peso
CZK - Czech Republic Koruna
EUR - Euro
ILS - Israeli Shekel
KRW - South Korean Won
MYR - Malaysian Ringgit
MXN - Mexican Peso
NZD - New Zealand Dollar
PHP - Philippine Peso
PLN - Polish Zloty
SGD - Singapore Dollar
ZAR - South African Rand
TWD - Taiwan Dollar

See accompanying Notes to Financial Statements.

Ramius Trading Strategies Managed Futures Fund
CONSOLIDATED SUMMARY OF INVESTMENTS
As of December 31, 2011

Security Type	Percent of Total Net Assets
Commercial Paper	33.4%
Corporate Bonds	31.9%
U.S. Government Agencies	16.5%
Short-Term Investments	1.0%
Purchased Options Contracts	0.0%
Total Investments	82.8%
Other Assets in Excess of Liabilities	17.2%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Ramius Trading Strategies Managed Futures Fund
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 2011

Assets:
Investments in securities, at value (cost $176,117,908)	$176,065,982
Purchased options contracts, at value (cost $63,551)	90,967
Segregated cash at Broker	10,811,856
Segregated cash at Custodian	9,349,563
Receivables:
Unrealized appreciation on open forward foreign currency exchange contracts	1,531,137
Unrealized appreciation on open futures contracts	5,565,081
Fund shares sold	76,127
Interest	639,923
Due from Broker	12,800,878
Prepaid expenses	77,694
Prepaid organization costs	435,365
Total assets	217,444,573

Liabilities:
Written options contracts, at value (proceeds $7,710)	3,460
Payables:
Unrealized depreciation on open forward foreign currency exchange contracts	1,732,930
Unrealized depreciation on open futures contracts	2,028,656
Fund shares redeemed	307,835
Due to Advisor	181,942
Due to Subadvisor	12,817
Due to CTAs - Management fees	295,232
Due to CTAs - Incentive fees	47,433
Distribution Plan - Class A (Note 7)	7
Fund accounting fees	54,925
Administration fees	24,801
Custody fees	19,408
Interest	16,105
Chief Compliance Officer fees	5,612
Transfer agent fees	1,278
Trustees fees	877
Accrued other expenses	38,683
Total liabilities	4,772,001

Net Assets	$212,672,572

Components of Net Assets:
Capital (par value of $0.01 per share with an unlimited number of shares authorized)	$218,963,917
Accumulated net investment loss	(1,484,160)
Accumulated net realized loss on investments, foreign currency, forward contracts,
futures contracts and options contracts	(8,154,332)
Net unrealized appreciation (depreciation) on:
Investments	(51,926)
Foreign currency translations	32,775
Forward foreign currency exchange contracts	(201,793)
Futures contracts	3,536,425
Purchased options contracts	27,416
Written options contracts	4,250
Net Assets	$212,672,572

Maximum Offering Price per Share:
Class A Shares:
Net assets applicable to shares outstanding	$56,220
Shares of beneficial interest issued and outstanding	5,810
Redemption price	9.68
Maximum sales charge (5.50%* of offering price)	0.56
Maximum offering price to public	$10.24

Class I Shares:
Net assets applicable to shares outstanding	$212,616,352
Shares of beneficial interest issued and outstanding	21,953,175
Redemption price	$9.68

See accompanying Notes to Financial Statements.

Ramius Trading Strategies Managed Futures Fund
CONSOLIDATED STATEMENT OF OPERATIONS
For the Period September 13, 2011* through December 31, 2011

Investment Income:
Interest	$308,014
Total investment income	308,014

Expenses:
Advisory fees	982,627
Subadvisory fees	51,968
Management fees	830,033
Incentive fees	86,334
Distribution fees - Class A (Note 7)	11
Legal fees	344,605
Offering cost	191,807
Fund accounting fees	64,670
Administration fees	61,186
Audit fees	31,596
Custody fees	29,408
Chief compliance officer fees	27,880
Trustees' fees and expenses	17,456
Transfer agent fees	13,803
Miscellaneous	12,503
Registration fees	10,750
Shareholder reporting fees	6,349
Insurance fees	1,493

Total expenses	2,764,479
Advisory fees waived	(277,308)
Interest expense	37,869
Net expenses	2,525,040
Net investment loss	(2,217,026)

Realized and Unrealized Gain (Loss) on Investments, Foreign Currency, Forward Contracts,
Futures Contracts and Options Contracts:
Net realized gain (loss) on:
Investments	34,766
Foreign currency transactions	(37,523)
Forward foreign currency exchange contracts	(1,714,029)
Futures contracts	(5,633,761)
Purchased options contracts	(820,180)
Written options contracts	16,394
Net realized loss	(8,154,333)
Net change in unrealized appreciation/depreciation on:
Investments	(51,926)
Foreign currency translations	32,775
Forward foreign currency exchange contracts	(201,793)
Futures contracts	3,536,425
Purchased options contracts	27,416
Written options contracts	4,250
Net change unrealized appreciation/depreciation	3,347,147

Net realized and unrealized loss on investments, foreign currency, forward contracts
future contracts and options	(4,807,186)

Net Decrease in Net Assets from Operations	$(7,024,212)

*	Commencement of Operations.

See accompanying Notes to Financial Statements.

Ramius Trading Strategies Managed Futures Fund
CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

For the Period
September 13, 2011*
to December 31, 2011
Increase (Decrease) in Net Assets from:
Operations:
Net investment loss	$(2,217,026)
Net realized loss on investments, foreign currency trasnactions,
forward contracts, futures contracts and options	(8,154,333)
Net change in unrealized appreciation/depreciation on investments, foreign
currency translations, forward contracts, futures contracts and options contracts	3,347,147
Net decrease in net assets resulting from operations	(7,024,212)

Capital Transactions:
Net proceeds from shares sold:
Class A	56,031
Class I	240,839,202
Cost of shares repurchased:
Class A	(29)
Class I1	(21,198,420)
Net increase in net assets from capital transactions	219,696,784

Total increase in net assets	212,672,572

Net Assets:
Beginning of period	-
End of period	$212,672,572

Accumulated net investment loss	$(1,484,160)

Capital Share Transactions:
Shares sold:
Class A	5,813
Class I	24,140,365
Shares repurchased:
Class A	(3)
Class I	(2,187,190)
Net increase in net assets from capital share transactions	21,958,985

*	Commencement of operations.
1	Net of redemption fee proceeds of $1,711.

See accompanying Notes to Financial Statements.

Ramius Trading Strategies Managed Futures Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS
Class A

Per share operating performance.
For a capital share outstanding throughout the period.

	For the Period
	September 13, 2011*
	to December 31, 2011
Net asset value, beginning of period	$10.00
Income from Investment Operations:
Net investment loss	(0.11)	1
Net realized and unrealized gain (loss) on investments	(0.21)
Total from investment operations	(0.32)

Redemption fee proceeds	-	2

Net asset value, end of period	$9.68

Total return3	(3.20)%	4

Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$56

Ratios including the expenses and income of the Subsidiary:
Ratio of gross expenses to average net assets	4.82%	5
Ratio of net expenses to average net assets	4.30%	5
Ratio of net investment loss to average net assets	(3.80)%	5

Ratios excluding the expenses and income of the Subsidiary:
Ratio of gross expenses to average net assets	2.55%	5
Ratio of net expenses to average net assets	2.10%	5
Ratio of net investment loss to average net assets	(1.60)%	5

Portfolio turnover rate	18%	4

*	Commencement of operations.
1	Based on average shares outstanding for the period.
2	Amount represents less than $0.01 per share.
3
Does not include payment of maximum sales charge of 5.50%.  If the sales charges were included, total return would be lower.  These returns include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.

4	Not annualized.
5	Annualized.

See accompanying Notes to Financial Statements.

Ramius Trading Strategies Managed Futures Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS
Class I

Per share operating performance.
For a capital share outstanding throughout the period.

	For the Period
	September 13, 2011*
	to December 31, 2011
Net asset value, beginning of period	$10.00
Income from Investment Operations:
Net investment loss	(0.10)	1
Net realized and unrealized gain (loss) on investments	(0.22)
Total from investment operations	(0.32)

Redemption fee proceeds	-	2

Net asset value, end of period	$9.68

Total return	(3.20)%	3

Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$212,616

Ratios including the expenses and income of the Subsidiary:
Ratio of gross expenses to average net assets	4.57%	4
Ratio of net expenses to average net assets	4.05%	4
Ratio of net investment loss to average net assets	(3.55)%	4

Ratios excluding the expenses and income of the Subsidiary:
Ratio of gross expenses to average net assets	2.30%	4
Ratio of net expenses to average net assets	1.85%	4
Ratio of net investment loss to average net assets	(1.35)%	4

Portfolio turnover rate	18%	3

*	Commencement of operations.
1	Based on average shares outstanding for the period.
2	Amount represents less than $0.01 per share.
3	Not annualized.
4	Annualized.

See accompanying Notes to Financial Statements.

Ramius Trading Strategies Managed Futures Fund
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
December 31, 2011

Note 1 – Organization
Ramius Trading Strategies Managed Futures Fund (the ‘‘Fund’’) was organized as a non-diversified series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).  The Fund’s primary investment objective seeks to achieve positive absolute returns in both rising and falling equity markets with an annualized level of volatility that is generally lower than the historic level of volatility experienced by the S&P 500 Index. The Fund commenced investment operations on September 13, 2011.

(a) Consolidation of Subsidiary – Ramius Trading Strategies MF Ltd.
The consolidated Schedules of Investments, Statement of Assets and Liabilities, Statements of Operations, Statement of Changes in Net Assets and Financial Highlights of the Ramius Trading Strategies Managed Futures Fund includes the account of Ramius Trading Strategies MF Ltd. All inter-company accounts and transactions have been eliminated in the consolidation for the Fund. The Ramius Trading Strategies Managed Futures Fund may invest up to 25% of its total assets in Ramius Trading Strategies MF Ltd., a wholly-owned and controlled subsidiary formed under the laws of the Cayman Islands (the “Subsidiary”).  The Subsidiary is advised by Ramius Trading Strategies, LLC and acts as an investment vehicle in order to effect certain investments consistent with the Funds’ investment objectives and policies specified in the Fund’s prospectus and statement of additional information.  The Subsidiary invests the majority of its assets in limited liability companies or other business entities (each a “Trading Entity” and collectively the “Trading Entities”), the trading of each of which is managed on a discretionary basis by a different third-party commodity trading advisor (a “CTA”) pursuant to such CTA’s commodity-related investment program (a “managed futures program”).  Each Trading Entity is wholly owned by the Subsidiary and thus indirectly wholly owned by the Fund.  The inception date of the Subsidiary was September 20, 2011.  As of December 31, 2011, net assets of the Fund were $212,672,572, of which $38,125,146, or approximately 17.9%, represented the Fund’s ownership of the shares of the Subsidiary.

Note 2 –Accounting Policies
The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.  Actual results could differ from these estimates.

(a) Valuation of Investments
The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean between the last available bid and asked prices on that day.  Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”).  Futures contracts are valued at the settlement price established each day by the board of exchange on which they are traded. The daily settlement prices for financial futures are provided by an independent source. Debt securities are valued at the mean between the last available bid and asked prices for such securities, or if such prices are not available, at prices for securities of comparable maturity, quality and type.  All other types of securities, including restricted securities and securities for which market quotations are not readily available, are valued at fair value as determined in accordance with procedures established in good faith by the Board of Trustees.  Short-term securities, including commercial paper, with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value.

Ramius Trading Strategies Managed Futures Fund
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS – Continued
December 31, 2011

(b) Foreign Currency Translation
The Fund’s records are maintained in U.S. dollars.  The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the reporting period.  The currencies are translated into U.S. dollars by using the exchange rates quoted as of 4:00 PM Eastern Standard Time.  Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

The Fund does not isolate that portion of its net realized and unrealized gains and losses on investments resulting from changes in foreign exchange rates from the impact arising from changes in market prices.  Such fluctuations are included with net realized and unrealized gain or loss from investments and foreign currency.

Net realized foreign currency transaction gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.  Net unrealized foreign currency translation gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

(c)  Segregated Cash and Due from Broker
The Fund is required to segregate cash held as collateral with UMB Bank, n.a. to cover forward foreign currency exchange contracts outstanding and can be found on the Consolidated Statement of Assets and Liabilities (“SAL”) as “Segregated cash at Custodian”.  The collateral for futures contracts is held with Morgan Stanley and can be found on the SAL as “Segregated cash at Broker”.  When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its futures commission merchant a specified amount of liquid assets which act as collateral (“initial margin”).  The initial margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract.  The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied.  The Fund expects to earn taxable interest income on its initial margin deposits.

The “Due from Broker” line on the SAL consists of U.S. and foreign currency deposited at Morgan Stanley used for executing trades in relation to futures contracts.

Market value of foreign currency within the above accounts totaled $7,210,420 (cost of $7,177,053).

(d) Forward Foreign Currency Exchange Contracts
The Fund may utilize forward foreign currency exchange contracts (“forward contracts”) under which it is obligated to exchange currencies on specified future dates at specified rates, and are subject to the translations of foreign exchange rates fluctuations.  All contracts are “marked-to-market” daily and any resulting unrealized gains or losses are recorded as unrealized appreciation or depreciation on foreign currency translations.  The Fund records realized gains or losses at the time the forward contract is settled.  Counter-parties to these forward contracts are major U.S. financial institutions.

(e) Futures Contracts
The Fund may enter into futures contracts (including contracts relating to foreign currencies, interest rates, commodities securities and other financial indexes and other commodities), and purchase and write (sell) related options traded on exchanges designated by the CFTC or, consistent with CFTC regulations, on foreign exchanges.  The Fund intends primarily to invest in futures contracts and options on them through the Trading Entities.  A futures contract provides for the future sale by one party and the purchase by the other party of a

Ramius Trading Strategies Managed Futures Fund
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS – Continued
December 31, 2011

specified amount of a commodity, such as an energy, financial agricultural or metal commodity, at a specified price, date, time and place. For example, a foreign currency futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specified non-U.S. currency at a specified price, date, time and place. Similarly, an interest rate futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specific interest rate sensitive financial instrument (e.g., a debt security) at a specified price, date, time and place.  Securities, commodities and other financial indexes are capitalization weighted indexes that reflect the market value of the securities, commodities or other financial instruments respectively, represented in the indexes. A futures contract on an index is an agreement to be settled by delivery of an amount of cash equal to a specified multiplier times the difference between the value of the index at the close of the last trading day on the contract and the price at which the agreement is made. The clearing house of the exchange on which a futures contract is entered into becomes the counterparty to each purchaser and seller of the futures contract.

A futures contract held by a Fund is valued daily at the official settlement price on the exchange on which it is traded.  In computing daily net asset value, the Fund will mark to market its open futures positions. The Fund also is required to deposit and to maintain margin with respect to put and call options on futures contracts written by it.  Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option and other futures positions held by the Fund. Although some futures contracts call for making or taking delivery of the underlying assets, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (involving the same exchange, underlying security or index and delivery month).  If an offsetting purchase price is less than the original sale price, a Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss.  Conversely, if an offsetting sale price is more than the original purchase price, a Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss.  The transaction costs also must be included in these calculations.  As discussed below, however, the Fund may not always be able to make an offsetting purchase or sale.  In the case of a physically settled futures contract, this could result in the Fund being required to deliver, or receive, the underlying physical commodity, which could be adverse to the Fund.

At any time prior to the expiration of a futures contract, the Fund may seek to close the position by seeking to take an opposite position, which would operate to terminate the Fund’s existing position in the contract. Positions in futures contracts and options on futures contracts may be closed out only on the exchange on which they were entered into (or through a linked exchange). No secondary market for such contracts exists. Although the Fund may enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist at any particular time. Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions at an advantageous price and subjecting the Fund to substantial losses. In such event, and in the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin. In such situations, if the Fund had insufficient cash, it might have to sell assets to meet daily variation margin requirements at a time when it would be disadvantageous to do so. In addition, if the transaction is entered into for hedging purposes, in such circumstances the Fund may realize a loss on a futures contract or option that is not offset by an increase in the value of the hedged position. Losses incurred in futures transactions and the costs of these transactions will affect the Fund’s performance.

Ramius Trading Strategies Managed Futures Fund
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS – Continued
December 31, 2011

(f) Futures on Options
The Fund may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities and indexes.  A futures option gives the holder the right, in return for the premium paid or received, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price upon expiration of, or at any time during the period of, the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position.  In the case of a put option, the opposite is true.  The Fund, as a writer of an option, may have no control over whether the underlying futures contracts may be sold (call) or purchased (put) and as a result, bears the market risk of an unfavorable change in the valuation of the futures contracts underlying the written option.  The Fund, as a purchaser of an option, bears the risk that the counterparties to the option may not have the ability to meet the terms of the option contract.

Transactions in futures on options contracts for the period September 13, 2011 (commencement of operations) through December 31, 2011 were as follows:

	Number of Contracts	Premiums Amount
Outstanding at September 13, 2011 (commencement of operations)	-	$-
Options written	(68)	(78,499)
Options purchased	1,921	1,770,703
Options closed	(1,178)	(1,268,229)
Options expired	(633)	(368,134)
Outstanding at December 31, 2011	42	$55,841

(g)  Investment and Associated Risks
In general, the Fund’s investment strategies involve greater risks than the strategies used by typical mutual funds.  During the normal course or business, the Subsidiary purchases and sells various financial instruments, which may result in market, credit and liquidity risks, the amount of which is not apparent from the financial statements.

Managed futures strategy/commodities risk.  Exposure to the commodities markets (including financial futures markets) through investment in managed futures programs may subject the Fund to greater volatility than investments in traditional securities.  The values of commodities and commodity-linked investments are affected by events that might have less impact on the values of stocks and bonds and have recently experienced periods of significant volatility.  Prices of commodities and related contracts may fluctuate significantly over short periods for a variety of reasons, including: changes in interest rates, supply and demand relationships and balances of payments and trade; weather and natural disasters; governmental, agricultural, trade, fiscal, monetary and exchange control programs and policies; acts of terrorism, tariffs and U.S. and international economic, political, military and regulatory developments.

Derivatives risk.  Derivatives include instruments and contracts that are based on, and are valued in relation to, one or more underlying securities, financial benchmarks or indices, such as futures, options, swaps and forward contracts.  The value of a derivative depends largely upon price movements in the underlying instrument. Many of the risks applicable to trading the underlying instrument are also applicable to derivatives trading.  However, derivatives trading is subject to a number of additional risks. Transactions in certain derivatives are subject to clearance on a U.S. national exchange and to regulatory oversight, while other derivatives are subject to risks of

Ramius Trading Strategies Managed Futures Fund
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS – Continued
December 31, 2011

trading in the over-the-counter markets or on non-U.S. exchanges.  A small investment in derivative instruments could have a potentially large impact on the Fund’s performance.

Market risk.  The market value of a security or instrument may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as “volatility,” may cause a security or instrument to be worth less than it was worth at an earlier time. Recent turbulence in financial markets and reduced liquidity in credit and fixed income markets may negatively affect many issuers, which may have an adverse effect on the Fund.  Market risk may affect a single issuer, industry, commodity, sector of the economy, or the market as a whole. Market risk is common to most investments – including stocks, bonds, derivatives and commodities, and the mutual funds that invest in them. The risk of bonds can vary significantly depending upon factors such as issuer and maturity. The bonds of some companies may be riskier than the stocks of others.

Counterparty, commodities future merchant and prime brokerage risk. Changes in the credit quality of the companies that serve as the Fund’s prime brokers, commodities future merchants or counterparties with respect to derivatives or other transactions supported by another party’s credit will affect the value of those instruments. Certain entities that have served as prime brokers or counterparties in the markets for these transactions have recently incurred significant financial hardships including bankruptcy and losses as a result of exposure to sub-prime mortgages and other lower quality credit investments that have experienced recent defaults or otherwise suffered extreme credit deterioration. As a result, such hardships have reduced such entities’ capital and called into question their continued ability to perform their obligations under such transactions. By using derivatives, swaps or other transactions, the Fund assumes the risk that its counterparties could experience similar financial hardships. If a prime broker, commodities future merchant or counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding; if the Fund’s claim is unsecured, the Fund will be treated as a general creditor of such prime broker or counterparty and will not have any claim with respect to the underlying security. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Liquidity risk.  The Fund is subject to liquidity risk primarily due to its investments in derivatives.  When there is little or no active trading market for specific types of securities, the Fund may have difficulty selling the securities at or near their perceived value.  In such a market, the value of such securities and the Fund’s share price may fall dramatically.  Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Currency risk.  The Fund may invest directly or indirectly in currency indices or baskets.  Investments in foreign currencies or financial instruments related to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar.  Similarly, investments that speculate on the appreciation of the U.S. dollar are subject to the risk that the U.S. dollar may decline in value relative to foreign currencies.  Where the Fund has tried to hedge its exposure to a decline in the value of a foreign currency relative to the U.S dollar, the Fund is subject to the risk that the U.S. dollar will decline relative to the currency being hedged.  Currency exchange rates for foreign countries may fluctuate significantly over short periods of time.  A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities held by the Fund and denominated in such currencies.  Foreign currencies also are subject to risks caused by, among other factors, inflation, interest rates, budget deficits and low savings rates, political factors and government controls.

Ramius Trading Strategies Managed Futures Fund
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS – Continued
December 31, 2011

Tax risk.  To qualify for the tax treatment available to regulated investment companies under the Code, the Fund must derive at least 90% of its gross income for each taxable year from sources treated as “qualifying income.”  Income derived from direct investments in commodities is not “qualifying income.”  In addition, the IRS has issued a revenue ruling concluding that income and gains from certain commodity-linked derivatives do not constitute “qualifying income.”  It is possible that the Fund will from time to time make investments in commodities and commodity-linked derivatives directly, rather than through the Subsidiary, and therefore it is possible that some of the Fund’s income will not constitute “qualifying income.”  The IRS has indicated in another revenue ruling that income from certain instruments, such as certain structured notes, that create commodity exposure may constitute “qualifying income,” and it has issued private letter rulings holding that income derived from certain commodity-linked notes constitutes “qualifying income.”  In addition, the IRS has issued private letter rulings concluding that income derived by a regulated investment company from a wholly owned subsidiary, such as the Subsidiary, that invests in commodities and commodity-linked derivatives constitutes “qualifying income.”

Each of these private letter rulings applies only to the taxpayer that requested it and may not be used or cited as precedent.  Moreover, the Fund understands that the IRS has recently suspended the issuance of such rulings and is reviewing its policy in this area.  The Fund has not applied for or received such a ruling from the IRS, and has not determined whether to seek such a ruling if the IRS were to resume issuing such rulings.  The Fund intends to take the position that income from its investments in commodity-linked notes and in the Subsidiary will constitute “qualifying income.”  In the absence of a ruling, however, there can be no certainty in this regard.  It is possible that, as a consequence of its current review of this area, the IRS will reverse its prior position and publish guidance under which it will take the position that these items would not constitute “qualifying income.”  The tax treatment of the Fund’s investment in commodity-linked notes or in the Subsidiary could also be adversely affected by future legislation or Treasury regulations.  If income derived by the Fund from its investments in commodity-linked notes and in the Subsidiary does not constitute “qualifying income,” the Fund will most likely not qualify as a regulated investment company under the Code; in that case, the Fund would be subject to U.S. federal income tax at regular corporate rates on its taxable income, including its net capital gain, even if such income were distributed to its shareholders, and all distributions out of earnings and profits would be taxed to shareholders as dividend income.  If future legislation, Treasury regulations or IRS guidance prevents the Fund from treating its income from its investments in commodity-linked notes or in the Subsidiary as “qualifying income,” the Fund and the Advisor will consider what action to take, including potentially liquidating the Fund.

(h) Investment Transactions, Investment Income and Expenses
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis.  Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis.  Withholding taxes on foreign dividends have been provided for in accordance with the company’s understanding of the applicable country’s tax rules and rates.  Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.  Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees, which are unique to each class of shares.  Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each fund or an alternative allocation method can be more appropriately made.

The Fund incurred offering costs of approximately $590,552, which are being amortized over a one-year period from September 13, 2011 (commencement of operations).

Ramius Trading Strategies Managed Futures Fund
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS – Continued
December 31, 2011

(i) Federal Income Taxes
The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders.  Therefore, no provision is made for federal income or excise taxes.  Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

The Regulated Investment Company Modernization Act of 2010 (the "Act") was signed into law on December 22, 2010.  The Act makes changes to a number of the federal income and excise tax provisions impacting regulated investment companies ("RICs"), including simplification provisions on asset diversification and qualifying income tests, provisions aimed at preserving the character of the distributions made by the RIC and coordination of the income and excise tax distribution requirements, and provisions for allowing unlimited years carryforward for capital losses.  In general, the provisions of the Act will be effective for taxable years beginning after December 22, 2010, the date of enactment.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations.

The Income Tax Statement requires management of the Fund to analyze the open tax year of 2011, as defined by IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the period ended December 31, 2011, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(j) Distributions to Shareholders
The Fund will make distributions of net investment income and capital gains, if any, at least annually.  Distributions to shareholders are recorded on the ex-dividend date.  The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.  Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

Note 3 – Investment Advisory and Other Agreements
The Trust, on behalf of the Fund, has entered into an Investment Advisory Agreement (the “Agreement”) with Ramius Trading Strategies, LLC (the “Advisor”).  Under the terms of the Agreement, the Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 1.60% of the Fund’s average daily net assets.  The Advisor also is the investment advisor for the Subsidiary.  The Subsidiary has agreed to pay the Advisor a monthly investment advisor fee at the annual rate of 1.60% of the Subsidiary’s average daily net assets.  The Advisor has

Ramius Trading Strategies Managed Futures Fund
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS – Continued
December 31, 2011

contractually agreed, for so long as the Fund invests in the Subsidiary, to waive the advisory fee it receives from the Fund in an amount equal to the advisory fee paid to the Advisor by the Subsidiary.  The Advisor has contractually agreed to waive its fee and, if necessary, to reimburse other operating expenses in order to limit total annual operating expenses (excluding any (i) Subsidiary expenses, including Trading Entity expenses, (ii) acquired fund fees and expenses, (iii) interest, (iv) taxes, (v) dividends on short positions, (vi) brokerage commissions, (vii) front-end or contingent deferred loads, (viii) expenses incurred in connection with any merger or reorganization and (ix) extraordinary expenses such as litigation expenses) do not exceed 2.10% and 1.85% of the average daily net assets of the Fund’s Class A and Class I shares, respectively. This agreement is effective until September 8, 2012, and may be terminated by the Trust’s Board of Trustees.

For the period September 13, 2011 (commencement of operations) through December 31, 2011, the Advisor waived $277,308 of its advisory fees.  The Advisor may recover from the Fund fees and expenses previously waived or reimbursed if the Fund’s expense ratio including the recovered expenses falls below the expense limit in place at the time the expenses were incurred.  The Advisor is permitted to seek reimbursement from the Fund for a period of three fiscal years following the fiscal year in which such reimbursements occurred.  At December 31, 2011, the amount of these potentially recoverable expenses was $277,308.  The Advisor may recapture a portion of the following amounts no later than December 31 of the years stated below:

2014:	$277,308

The Trust, on behalf of the Fund, has also entered into an Investment Subadvisory Agreement (the “Subadvisory Agreement”) with Horizon Cash Management LLC (the “Subadvisor”).  Under the terms of the Subadvisory Agreement, the Fund pays a monthly investment subadvisory fee to the Subadvisor at the annual rate of 0.12% on the fixed income portion of the Fund’s average daily net assets.  The Subadvisor is paid by the Fund and not the Advisor.

During the period September 13, 2011 (commencement of operations) through December 31, 2011, the Subsidiary engaged Aspect Capital Limited (“Aspect”), Cantab Capital Partners LLP (“Cantab”), Fulcrum Asset Management Limited/Fulcrum Asset Management LLP (“Fulcrum”), IPM Informed Portfolio Management AB (“IPM”), Lynx Asset Management AB (“Lynx”) and Winton Capital Management Limited (“Winton”); each a CTA, to provide advisory services.

Pursuant to the terms of the Advisory Agreement with the Subsidiary, each CTA is entitled to receive a management fee, accrued daily and paid monthly, based on its assigned “Trading Level”. The “Trading Level” is defined as the Trading Advisor’s strategy exposure allocated to the CTA by the Trading Entity for such period.  Total management fees charged to the Subsidiary for the period September 13, 2011 (commencement of operations) through December 31, 2011 ranged between 0% - 3% and are reported on the Statement of Operations.

The CTAs are entitled to receive an incentive fee, payable quarterly or semi-annually (each an “Incentive Fee Calculation Date”), in respect of each of the CTA portfolios. Incentive fees are based on the “New Trading Profits” at the end of each Incentive Fee Calculation Date.  “New Trading Profits” equals the excess (if any) of the aggregate Net Asset Value of the CTA portfolio (excluding any interest income earned by the CTA) as of the current incentive Fee Calculation Date over the “High Water Mark”.  The “Net Asset Value” of the CTA portfolio is determined by deducting aggregate liabilities, including all accrued liabilities, from the total aggregate assets of the portfolio.  The “High Water Mark” (adjusted for capital contributions to, and withdrawals from, the CTA) shall be equal to the highest aggregate Net Asset Value of the portfolio after the reduction for the incentive fee then paid, as of any preceding Incentive Fee Calculation Date.  Total incentive fees charged to the Subsidiary for the period September

Ramius Trading Strategies Managed Futures Fund
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS – Continued
December 31, 2011

13, 2011 (commencement of operations) through December 31, 2011 ranged between 15% – 30% and are reported on the Statement of Operations.

Grand Distribution Services, LLC (“GDS”) serves as the Fund’s distributor; UMB Fund Services, Inc. (“UMBFS”), an affiliate of GDS, serves as the Fund’s fund accountant and co-administrator; and Mutual Fund Administration Corporation (“MFAC”) serves as the Fund’s other co-administrator. UMBFS also serves as the Fund’s transfer agent and UMB Bank, n.a., an affiliate of UMBFS, serves as the Fund’s custodian.  J.D. Clark & Co., an affiliate of UMBFS, serves as the Subsidiary’s fund accountant.

For the period September 13, 2011 (commencement of operations) through December 31, 2011, there were no selling commissions retained by the Fund’s distributor.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Fund does not compensate trustees and officers affiliated with the Fund’s co-administrators.  For the period September 13, 2011 (commencement of operations) through December 31, 2011, the Fund’s allocated fees incurred for Trustees who are not affiliated with the Fund’s co-administrators are reported on the Statement of Operations.

Cipperman & Co. provides Chief Compliance Officer (“CCO”) services to the Trust.  The Fund’s allocated fees incurred for CCO services for the period September 13, 2011 (commencement of operations) through December 31, 2011 are reported on the Statement of Operations.

Note 4 – Federal Income Taxes
At December 31, 2011, the cost of securities on a tax basis and gross unrealized appreciation and depreciation of investments at the Fund level for federal income tax purposes were as follows:

Cost of investments	$176,117,908

Unrealized appreciation	$59,924
Unrealized depreciation	(111,850)
Net unrealized depreciation on investments	$(51,926)

Accounting principals generally accepted in the United States require that certain components of net assets be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the period ended December 31, 2011, permanent differences in book and tax accounting have been reclassified to paid in capital, undistributed net investment gain (loss) and accumulated net realized gain (loss) as follows:

Increase (Decrease)
Paid in Capital	Undistributed Net Investment Gain (Loss)	Accumulated Net Realized Gain (Loss)
$ (732,867)	$ 732,867	$ -

Ramius Trading Strategies Managed Futures Fund
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS – Continued
December 31, 2011

Post-October capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Funds’ taxable year.  As of December 31, 2011, the Fund has post-October capital losses of $64,565.

As of December 31, 2011, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$-
Undistributed long-term capital gains	-
Tax accumulated earnings	-
Accumulated capital and other losses	(64,565)

Net unrealized depreciation on investments	(51,926)
Other differences	(6,174,854)
Total accumulated deficit	$(6,291,345)

Other differences are primarily attributable to non-deductible expenses, net operating losses, and other adjustments at the Subsidiary level.  These differences may or may not be utilized in future tax years.

For U.S. federal income tax purposes, the Subsidiary is treated as a corporation and each of the Trading Entities is treated as a “disregarded entity”.  As a result, the Subsidiary is treated as conducting the activities, and recognizing the income, of each Trading Entity. The Subsidiary is subject to U.S. federal income tax, at the rates applicable to U.S. corporations, on its net income that is treated as “effectively connected” with the conduct of a trade or business in the United States (“effectively connected income”). In addition, the Subsidiary is subject to a 30% U.S. branch profits tax in respect of its “dividend equivalent amount”, as defined in Section 884 of the Code, attributable to effectively connected income. The activities of the Subsidiary and the Trading Entities are conducted in a manner such that the Subsidiary will not be treated as engaged in the conduct of a U.S. trade or business. In this regard, Section 864(b) of the Code provides that trading in commodities for one‘s own account does not constitute the conduct of a trade or business in the United States by a non-U.S. person, provided that the commodities are of a kind customarily dealt in on an organized commodity exchange and the transaction is of a kind customarily consummated at such place. There can be no assurance, however, that the Subsidiary will not recognize any effectively connected income in the future. The imposition of U.S. federal tax on the Subsidiary‘s effectively connected income could significantly reduce the Fund‘s returns.

Note 5 – Redemptions Fee
The Funds may impose a redemption fee of 1.00% of the total redemption amount on all shares redeemed within 30 days of purchase.  For the period September 13, 2011 (commencement of operations) through December 31, 2011, the Fund received $1,711 in redemption fees.

Note 6 – Investment Transactions
For the period September 13, 2011 (commencement of operations) through December 31, 2011, purchases and sales of investments, excluding short-term investments and Subsidiary activity, were $114,828,440 and $11,606,937, respectively.

Note 7 – Distribution Plan
The Trust, on behalf of the Fund, has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act that allows the Fund to pay distribution fees for the sale and distribution of its Class A shares.  The Plan provides for the payment of distribution fees at the annual rate of up to 0.25% of average daily net assets attributable to Class A shares.

Ramius Trading Strategies Managed Futures Fund
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS – Continued
December 31, 2011

For the period September 13, 2011 (commencement of operations) through December 31, 2011, distribution fees incurred with respect to Class A shares are disclosed on the Statement of Operations.

Note 8 – Indemnifications
In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, the Fund expects the risk of loss to be remote.

Note 9 –Fair Value Measurements and Disclosure
Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements.  It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments.  These inputs are summarized into three broad levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•
Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•
Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.  To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of December 31, 2011, in valuing the Fund’s assets carried at fair value:

Ramius Trading Strategies Managed Futures Fund
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS – Continued
December 31, 2011

Description	Level 1	Level 2	Level 3**	Total
Assets
Investments
Commercial Paper	$-	$71,054,374	$-	$71,054,374
Corporate Bonds	-	67,731,877	-	67,731,877
U.S. Government Agencies	-	35,042,500		35,042,500
Short-Term Investments	-	2,237,231	-	2,237,231
Total Investments	$-	$176,065,982	$-	$176,065,982
Other Financial Instruments*
Forward Foreign Currency Exchange Contracts	$1,531,137	$-	$-	$1,531,137
Futures Contracts	5,565,081	-	-	5,565,081
Purchased Options Contracts	90,967	-		90,967
Total Other Financial Instruments	$7,187,185	$-	$-	$7,187,185
Total Assets	$7,187,185	$176,065,982	$-	$183,253,167

Liabilities
Other Financial Instruments*
Forward Foreign Currency Exchange Contracts	$1,732,930	$-	$-	$1,732,930
Futures Contracts	2,028,656	-	-	2,028,656
Written Options Contracts	3,460	-	-	3,460
Total Other Financial Instruments	$3,765,046	$-	$-	$3,765,046
Total Liabilities	$3,765,046	$-	$-	$3,765,046

*
Other financial instruments are derivative instruments such as futures contracts, forward contracts, purchased options contracts, swap contracts and written options contracts.  Futures contracts, forward contracts and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument while purchased and written options contracts are valued at market value.

**	The Fund did not hold any Level 3 securities during the period.

There were no transfers between Levels as of the beginning and ending of the period.

Note 10 – Derivatives and Hedging Disclosures
Derivatives and Hedging requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effects on the Fund’s financial position, performance and cash flows. The Fund invested in future contracts, forward contracts and options contracts during the period September 13, 2011 (commencement of operations) through December 31, 2011.

The effects of these derivative instruments on the Fund's financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations are presented in the tables below.  The fair values of derivative instruments as of December 31, 2011 by risk category are as follows:

Ramius Trading Strategies Managed Futures Fund
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS – Continued
December 31, 2011

	Asset Derivatives		Liability Derivatives
Derivatives not designated as hedging instruments, carried at fair value	Statement of Asset and Liabilities Location	Fair Value	Statement of Asset and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation on open forward foreign currency exchange contracts	$1,531,137	Unrealized depreciation on open forward foreign currency exchange contracts	$1,732,930
	Segregated cash at Custodian	10,811,856
Equity contracts	Unrealized appreciation on open futures contracts	5,565,081	Unrealized depreciation on open futures contracts	2,028,656
	Purchased options contracts, at value	90,967	Written options contracts, at value	3,460
	Segregated cash at Broker	9,349,563
Total		$27,348,604		$3,765,046

The effects of derivative instruments on the Statement of Operations for the period September 13, 2011 (commencement of operations) through December 31, 2011 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Futures Contracts	Forward Contracts	Purchased Options Contracts	Written Options Contracts	Total
Foreign exchange contracts	$-	$(1,714,028)	$-	$-	$(1,714,028)
Equity contracts	(5,633,761)	-	(820,180)	16,394	(6,437,547)
Total	$(5,633,761)	$(1,714,028)	$(820,180)	$16,394	$(8,151,575)

Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Futures Contracts	Forward Contracts	Purchased Options Contracts	Written Options Contracts	Total
Foreign exchange contracts	$-	$(201,793)	$-	$-	$(201,793)
Equity contracts	3,536,425	-	27,416	4,250	3,568,091
Total	$3,536,425	$(201,793)	$27,416	$4,250	$3,366,298

Note 11 – Events Subsequent to the Fiscal Year End
The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet.  Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements.  There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

Ramius Trading Strategies Managed Futures Fund
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS – Continued
December 31, 2011

Note 12 – Improving Disclosures about Fair Value Measurements
In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements’ in GAAP and the International Financial Reporting Standards (“IFRSs’). ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRSs. ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the impact ASU 2011-04 may have on the Fund’s financial statements.

In December 2011, FASB issued ASU No. 2011-11 related to disclosures about offsetting assets and liabilities. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.  The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented.  Management is currently evaluating the impact ASU 2011-11 will have on the financial statement disclosures.

In February 2012, the Commodity Futures Trading Commission ("CFTC") adopted rule RIN 3038-AD30 (the "Rule") rescinding or revising certain exemptions from the registration requirements for commodity pool operators ("CPOs") and private funds while revising the exclusion for registered investment companies.  As a result, fund sponsors and advisors will need to determine whether an alternative exemption is available or whether registration is required. Registered investment companies will have to examine the structure and amount of trading in futures contracts, options contracts and swaps contracts, as well as their marketing, to determine whether their advisors will have to register. A separate alert relating to registered investment companies is forthcoming.  For CPOs who have previously claimed the Rule 4.13(a)(4) exemption and cannot avail themselves of any other exemption, the rescission is effective December 31, 2012, and such CPOs must therefore register with the CFTC no later than that date. For others, the rescission of Rule 4.13(a)(4) is effective 60 days following the publication of the Rule in the Federal Register. Entities that are formed after the effective date of the rescission are expected to comply with the CFTC's regulations upon formation and commencement of operations. Management is currently evaluating the impact the Rule may have on the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Investment Managers Series Trust and
Shareholders of Ramius Trading Strategies Managed Futures Fund

We have audited the accompanying consolidated statements of assets and liabilities of the Ramius Trading Strategies Managed Futures Fund (the “Fund”), a series of Investment Managers Series Trust, including the consolidated schedule of investments, as of December 31, 2011, the related consolidated statement of operations, the consolidated statement of changes in net assets, and the consolidated financial highlights for the period September 13, 2011 (commencement of operations) to December 31, 2011.  These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).   Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and financial highlights are free of material misstatement.   The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.   Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.   Accordingly, we express no such opinion.   An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements.  Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and financial highlights referred to above present fairly, in all material respects, the consolidated financial position of Ramius Trading Strategies Managed Futures Fund as of December 31, 2011, the related consolidated statement of operations, the consolidated statement of changes in net assets, and the consolidated financial highlights for the period September 13, 2011 (commencement of operations) to December 31, 2011, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
February 29, 2012

RAMIUS TRADING STRATEGIES MANAGED FUTURES FUND
SUPPLEMENTAL INFORMATION (Unaudited)

Trustees and Officer Information
Additional information about the Trustees is included in the Fund’s Statement of Additional Information which is available, without charge, upon request by calling 1-877-6RAMIUS (1-877-672-6487).  The Trustees and officers of the Fund and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Officec and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
“Independent” Trustees:
Charles H. Millera (born 1947) Trustee	Since November 2007	Executive Vice President, Client Management and Development, Access Data Corporation, a Broadridge company, a provider of technology and services to asset management firms (1997-present).	44	None.
Ashley Toomey Rabun a (born 1952) Trustee and Chairperson of the Board	Since November 2007	President and Founder, InvestorReach, Inc. a financial services consulting firm (1996-present).	44	None.
William H. Young a (born 1950) Trustee	Since November 2007	Independent financial services consultant (1996-present); Consultant-Interim CEO, Unified Fund Services, Inc., a mutual fund service provider (2003-2006); Ex-officio Board Member of the National Investment Company Service Association and past President and Chairman (1995-1997); Senior Vice President, Oppenheimer Management Company (1983-1996).	44	None.
Interested Trustees:
John P. Zader a † (born 1961) Trustee and President	Since November 2007 as Trustee and December 2007 as President	CEO, UMB Fund Services, Inc., a mutual and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund, and affiliate of the Fund’s distributor and custodian (2006-present); Consultant to Jefferson Wells International, a provider of professional services for multiple industries, including financial services organizations (2006); Senior Vice President and Chief Financial Officer, U.S. Bancorp Fund Services, LLC, a mutual and hedge fund service provider (1988-2006).	44	None.

RAMIUS TRADING STRATEGIES MANAGED FUTURES FUND
SUPPLEMENTAL INFORMATION (Unaudited)

Name, Address, Year of Birth and Position(s) held with Trust	Term of Officec and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
Eric M. Banhazlb† (born 1957) Trustee and Vice President	Since January 2008 as Trustee and December 2007 as Vice President	President, Mutual Fund Administration Corp. (2006 – present); Senior Vice President, U.S. Bancorp Fund Services, LLC, a mutual and hedge fund service provider (2001 – 2006).	44	Advisors Series Trust (1997 to 2007).
Officers of the Trust
Rita Damb (born 1966) Treasurer and Assistant Secretary	Since December 2007	Vice President, Mutual Fund Administration Corp. (2006 – present); Vice President, U.S. Bancorp Fund Services, LLC, a mutual and hedge fund service provider (2001 - 2006).	N/A	N/A
Joy Ausilib (born 1966) Secretary and Assistant Treasurer	Since December 2007	Vice President, Mutual Fund Administration Corp. (2006 – present); Vice President, U.S. Bancorp Fund Services, LLC, a mutual and hedge fund service provider (2001 - 2006).	N/A	N/A
Terrance P. Gallagher, CPA, JD a (born 1958) Vice President	Since December 2007
Executive Vice President, UMB Fund Services, Inc. (2007 – present); Director of Compliance, Unified Fund Services Inc. (2004 – 2007); Partner, The Academy of Financial Services Studies and Precision Marketing Partners (1998 - 2004); Senior Vice President, Chief Financial Officer and Treasurer of AAL Capital Management and The AAL Mutual Funds (1987 - 1998).
			N/A	N/A
Robert Tuszynski a (born 1959) Vice President	Since March 2010	Senior Vice President, Director of Distribution Services, UMB Fund Services, Inc. (2008 – present); Vice President and CCO, CUNA Mutual Fund Group (2004 – 2008).	N/A	N/A
Todd Cippermanb (born 1966) Chief Compliance Officer (“CCO”)	Since December 2009	Founder and Principal, Cipperman & Company/Cipperman Compliance Services (2004 – present).	N/A	N/A

a	Address for certain Trustees and certain officers: 803 West Michigan Street, Milwaukee, WI 53233-2301.
b	Address for Mr. Banhazl, Ms. Ausili and Ms. Dam: 2220 E. Route 66, Suite 226, Glendora, CA 91740. Address for Mr. Cipperman: 500 Swedesford Road, Suite 104, Wayne, PA 19087.
c	Trustees and officers serve until their successors have been duly elected.
†
Mr. Zader is an “interested person” of the Trust by virtue of his position with the Fund’s distributor, Grand Distribution Services, LLC  and its affiliates, UMB Fund Services, Inc., the transfer agent, fund accountant and co-administrator of the Fund, and the Fund’s custodian, UMB Bank, n.a.  Mr. Banhazl is deemed to be an “interested person” of the Trust by virtue of his position with Mutual Fund Administration Corp., the Fund’s co-administrator.

Ramius Trading Strategies Managed Futures Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Board Consideration of Investment Advisory Agreements, Sub-Advisory Agreement and Trading Advisory Agreements (Unaudited)

At an in-person meeting held on June 28-29, 2011, the Board of Trustees of Investment Managers Series Trust (the “Trust”), including the trustees who are not “interested persons” of the Trust (the “Independent Trustees”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), reviewed and unanimously approved each of the following agreements for initial two-year terms:

•
an investment advisory agreement between the Trust and Ramius Trading Strategies LLC (the “Investment Advisor”) with respect to the Ramius Trading Strategies Managed Futures Fund series of the Trust (the “Fund”);

•	an investment advisory agreement between a wholly-owned subsidiary of the Fund organized in the Cayman Islands (the “Subsidiary”) and the Investment Advisor;
•	a sub-advisory agreement among Horizon Cash Management, L.L.C. (the “Sub-Advisor”), the Investment Advisor and the Fund; and
•
a trading advisory agreement between each of Aspect Capital Limited, Cantab Capital Partners LLP, Fulcrum Asset Management Ltd., IPM Informed Portfolio Management AB, Lynx Asset Management AB and Winton Capital Management Limited (each a “Trading Advisor” and collectively the “Trading Advisors”) and a corresponding wholly-owned subsidiary of the Subsidiary (each a “Trading Entity” and collectively the “Trading Entities”), each of which would invest solely in commodity interests.

In approving these agreements, the Board of Trustees, including the Independent Trustees, determined that such approval is in the best interests of the Fund and its shareholders.

Background
In advance of the meeting, the Board received information about the Fund, the Subsidiary, the Trading Entities, the various proposed agreements, and each of the Investment Advisor, Sub-Advisor and each Trading Advisor from the Investment Advisor, Sub-Advisor, each Trading Advisor and Mutual Fund Administration Corporation (“MFAC”) and UMB Fund Services, Inc., the Trust’s co-administrators, certain portions of which are discussed below. The Board also received a memorandum from the independent legal counsel to the Independent Trustees discussing the legal standards under the 1940 Act and other applicable law for their consideration of the proposed agreements. The Board also considered presentations by representatives of the Investment Advisor at that Board meeting and a prior Board meeting. Before voting on the various agreements, the Independent Trustees met in a private session at which no representatives of the Investment Advisor, Sub-Advisor or any Trading Advisor were present.

In considering the proposed agreements the Trustees discussed, among other things, the nature and quality of the services to be provided by the Investment Advisor to the Fund and the Subsidiary, by the Sub-Advisor to the Fund, and by each Trading Advisor to its corresponding Trading Entity; the appropriateness of the proposed fees to be paid to the Investment Advisor, the Sub-Advisor and each Trading Advisor by the Fund, the Subsidiary, and the Trading Entities, as applicable; the estimated level of total expenses for the Fund; and the reasonableness of the potential profitability of the respective agreements to the Investment Advisor, the Sub-Advisor and each Trading Advisor.  Among other items, the Trustees reviewed and considered a report comparing the proposed management fees and estimated total expenses for the Fund to those of comparable funds; and information regarding the personnel of the Investment Advisor, the Sub-Advisor and each Trading Advisor who would be providing services to the Fund.  The Trustees also considered performance data for the Sub-Advisor and the Trading Advisors.

In approving the various agreements, the Board and the Independent Trustees considered a variety of factors, including those discussed below.  In their deliberations, the Board and the Independent Trustees did not identify any particular factor that was controlling, and each Trustee may have attributed different weights to the various factors.

Ramius Trading Strategies Managed Futures Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Ramius Trading Strategies LLC
The Board considered information provided by representatives of the Investment Advisor during their presentations, including information regarding the Investment Advisor’s organization, its investment philosophy, strategies and process, its brokerage policies, its compliance program and its personnel.  The Trustees noted that the Investment Advisor would be monitoring and supervising the Sub-Advisor and each Trading Advisor with respect to their respective portions of the Fund.  The Trustees noted that the Investment Advisor currently does not manage any products using the same investment strategy as that of the Fund.  They also considered that an affiliate of the Investment Advisor currently manages another series of the Trust, and noted their familiarity with that affiliate.

The Board noted, among other things, that the advisory fees proposed to be paid by the Fund (gross of fee waivers) were higher than the averages of those of a select group of comparable funds selected by MFAC based on Morningstar’s “Managed Futures” category (the “Peer Group”) but that the Fund’s estimated total expenses (net of fee waivers) were consistent with the Peer Group averages.  The Board also considered a statement by the Investment Advisor that of the funds included in the Peer Group, four funds are managed with multiple advisors, similar to the Fund, and therefore in the Investment Advisor’s view provide more relevant comparable fund information.  The Board noted that the Fund’s proposed management fees and estimated total expenses were in line with those of the four comparable funds. The Board also considered information about the fees the Investment Advisor charges to its limited partnership clients, noting that the advisory fees proposed to be charged to the Fund appeared reasonable.  The Board also considered that the Investment Advisor’s management of the Fund would require significant compliance and regulatory oversight efforts that its limited partnership clients might not require.  The Board considered the estimated profitability to the Investment Advisor of its relationship with the Fund and determined it to be reasonable, noting that the Investment Advisor had agreed to cap the Fund’s total expenses for at least the first year of the Fund’s operations.  The Board noted that during the Fund’s startup period, its asset levels would likely be too low to achieve significant economies of scale and that the matter of such economies would be reviewed in the future as Fund assets grow.

With respect to the Subsidiary, the Board considered that the proposed advisory agreement with the Subsidiary is substantially the same as the proposed advisory agreement with the Fund and would provide for the payment of compensation to the Investment Advisor at the same advisory fee rate as that of the Fund.  The Board further considered that the Fund and the Investment Advisor would also enter into an agreement pursuant to which the Investment Advisor would agree to waive advisory fees with respect to the Fund in an amount equal to the fees it would receive from the Subsidiary, so that the Investment Advisor would not receive multiple management fees with respect to the Fund’s assets.

Horizon Cash Management, L.L.C.
With respect to the Sub-Advisor, the Board reviewed information regarding its organization, its investment philosophy and process, its brokerage policies, its compliance program and its investment personnel, among other things.  The Board considered the performance for the three-month, three-year, five-year and since inception periods ended March 31, 2011, of a composite of accounts managed by the Sub-Advisor using the same strategies it would use in managing its portion of the Fund, noting that the composite had outperformed its benchmark, the rolling 3-Month U.S. Treasury Bill, for each period.  The Board also considered the fees the Sub-Advisor charges to its other institutional clients, noting that the fees it proposed to charge the Fund were significantly lower than the fees it charges its other clients. The Board considered the estimated profitability to the Sub-Advisor of its relationship with the Fund and determined it to be reasonable.

Ramius Trading Strategies Managed Futures Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Trading Advisors
With respect to each Trading Advisor, the Board considered information regarding its organization, its investment philosophy and process, its personnel and its performance history, among other things.  The Board noted that the performance histories of the Trading Advisors were generally very good, and that the management fees charged by each Trading Advisor seemed reasonable.  The Board considered the estimated profitability to each Trading Advisor of its relationship with the Fund and determined it to be reasonable.  The Board also noted that the Trading Advisors’ management fees would be charged based on the nominal trading levels of the corresponding Trading Entities, rather than the amount of cash in the Trading Entities’ trading accounts, and that the Trading Advisors would also be eligible to receive performance-based fees.

Conclusions
The Board noted its belief that the Investment Advisor, the Sub-Advisor and each Trading Advisor would provide the Fund with a reasonable potential for good investment results, and that the nature of the investments of the Investment Advisor, the Sub-Advisor and each Trading Advisor were acceptable.  Based on its review, the Board concluded that the Investment Advisor, the Sub-Advisor and each Trading Advisor would have the capabilities, resources and personnel necessary to manage its respective portion of the Fund.  The Board also concluded that, based on the services to be provided by the each entity to the Fund, the compensation to be paid to each entity was fair and equitable to the Fund.

Based on these and other factors, the Board and the Independent Trustees concluded that approval of each proposed agreement is in the best interests of the Fund and its shareholders and, accordingly, approved each proposed agreement.

Ramius Trading Strategies Managed Futures Fund
FUND EXPENSES
For the Period Ended December 31, 2011 (Unaudited)

Expense Example
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payment of Class A shares; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Class A only); and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from 9/13/11* to 12/31/11.

Actual Expenses
The information in the table under the headings “Actual Performance” provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the row entitled “Expenses Paid during Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information in the tables under the headings “Hypothetical (5% annual return before expenses)” provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges. Therefore, the information under the headings “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value	Ending Account Value	Expense Paid During Period**
		9/13/11	12/31/11	9/13/11 – 12/31/11
Class A	Actual Performance	$1,000.00	$968.00	$12.78
	Hypothetical (5% annual return before expenses)	$1,000.00	$1,012.01	$13.07
Class I	Actual Performance	$1,000.00	$968.00	$12.01
	Hypothetical (5% annual return before expenses)	$1,000.00	$1,012.80	$12.28

*	The Fund commenced operations on September 13, 2011.
**
Expenses are equal to the Fund’s annualized expense ratio of 4.30% and 4.05% for Class A and Class I, respectively, multiplied by the average account value over the period, multiplied by 110/365 (to reflect the since inception period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

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Investment Adviser
Ramius Trading Strategies, LLC
599 Lexington Avenue
New York, New York 10022

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania  19103

Custodian
UMB Bank, n.a.
928 Grand Boulevard, 5th Floor
Kansas City, Missouri  64106

Fund Co-Administrator
Mutual Fund Administration Corporation
2220 E. Route 66, Suite 226
Glendora, California  91740

Fund Co-Administrator, Transfer Agent and Fund Accountant
UMB Fund Services, Inc.
803 West Michigan Street
Milwaukee, Wisconsin  53233-2301

Distributor
Grand Distribution Services, LLC
803 West Michigan Street
Milwaukee, Wisconsin  53233-2301

FUND INFORMATION

	TICKER	CUSIP
Ramius Trading Strategies Managed Futures Fund – Class A	RTSRX	461 418 410
Ramius Trading Strategies Managed Futures Fund – Class I	RTSIX	461 418 394

Privacy Principles of the Ramius Trading Strategies Managed Futures Fund for Shareholders
The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund.  The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the Ramius Trading Strategies Managed Futures  Fund for their information.  It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Policies and Procedures
A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (877) 6RAMIUS or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Proxy Voting Record
Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (877) 6RAMIUS or by accessing the Fund’s Form N-PX on the SEC’s website at http://www.sec.gov.

Form N-Q Disclosure
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Q is available on the SEC website at  http://www.sec.gov or by calling the Fund at (877) 6RAMIUS. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Ramius Trading Strategies Managed Futures Fund
803 West Michigan Street
Milwaukee, WI 53233
Toll Free: (877) 6RAMIUS

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-626-914-4141.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant does not have an audit committee financial expert serving on its audit committee.  The audit committee is composed of the Registrant’s three independent Trustees, each of whom possesses extensive industry experience, but none of whom has all of the technical attributes identified in Instruction 2(b) to Item 3 of Form N-CSR to qualify as an “audit committee financial expert.”  The Board of Trustees believes that the audit committee has sufficient knowledge and experience to meet its obligations as the audit committee of the Registrant.  In addition, the Board of Trustees notes that the audit committee has the authority to retain any experts necessary to carry out its duties.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2011	FYE 12/31/2010
Audit Fees	$12,500	$12,500
Audit-Related Fees	N/A	N/A
Tax Fees	$2,500	$2,500
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2011	FYE 12/31/2010
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment advisor (and any other controlling entity, etc.—not sub-advisor) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment advisor is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 12/31/2011	FYE 12/31/2010
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed February 5, 2009.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)		Investment Managers Series Trust

By (Signature and Title)		/s/ John P. Zader
John P. Zader, President

Date	March 9, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)		/s/ John P. Zader
John P. Zader, President

Date	March 9, 2012

By (Signature and Title)		/s/ Rita Dam
Rita Dam, Treasurer

Date	March 9, 2012